UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02864

Pioneer Bond Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  June 30, 2022

Date of reporting period: July 1, 2021 through June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Bond Fund

Annual Report | June 30, 2022

A: PIOBX C: PCYBX K: PBFKX R: PBFRX Y: PICYX

visit us: www.amundi.com/us

Pioneer Bond Fund | Annual Report | 6/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly outside the US.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Bond Fund | Annual Report | 6/30/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
August 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Bond Fund | Annual Report | 6/30/22 3

Portfolio Management Discussion | 6/30/22

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the 12-month period ended June 30, 2022. Mr. Komenda, a Managing Director and Director of Investment-Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Fund, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, Timothy Rowe, Managing Director, Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US, and Jonathan Scott, a Senior Vice President, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended June 30, 2022?
A	Pioneer Bond Fund’s Class A shares returned -10.66% at net asset value during the 12-month period ended June 30, 2022, while the Fund’s benchmark, the Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned -10.29%. During the same 12-month period, the average return of the 607 mutual funds in Morningstar’s Intermediate Core-Plus Bond Funds Category was -11.10%.
Q	How would you describe the investment environment in the fixed-income markets during the 12-month period ended June 30, 2022?
A	As the period opened, market conditions benefited from a continued economic recovery driven by the rollout of COVID-19 vaccines, easy monetary and fiscal policies, and strong corporate profits. As 2021 progressed, investors began dealing with accelerating inflation, rising oil prices, supply chain disruptions, and a tight labor market. Those developments led to a hawkish shift in tone among various central banks in the fourth quarter of 2021, in response to higher and persistent inflation. Most notably, the fourth quarter saw the US Federal Reserve (Fed) double its previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities, or MBS (known as “quantitative easing”), utilized to keep longer-term borrowing costs low. The Fed also signaled three potential increases in its benchmark overnight federal funds rate target range in 2022 and another two in 2023.

4 Pioneer Bond Fund | Annual Report | 6/30/22

The first quarter of 2022 saw negative market sentiment driven by increased geopolitical tensions, a worsening growth/inflation mix arising from a spike in commodity prices, and the prospect of rising interest rates due to expectations for changing central-bank monetary policies. In combination, those factors contributed to losses across most fixed-income asset classes over the second half of the 12-month period. Russia’s invasion of Ukraine in late February, together with US and European sanctions on Russia, led to a spike in energy, metals, and food prices, which added to downside risk to real economic growth and to upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated supply chain disruptions and raised concerns about further risks to global economic growth.

At its mid-March meeting, the Federal Open Market Committee (FOMC) raised the federal funds rate target range by a quarter-point, to 0.25%-0.50%, and indicated that further increases in the benchmark overnight lending rate would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program and signaled it would soon begin reducing its holdings of Treasury securities and agency MBS by reinvesting only part of the proceeds from maturing securities. The Fed went on to implement hikes of 50 basis points and 75 basis points (bps) in May and June, respectively, bringing the federal funds target up to a range of 1.50% to 1.75%, its highest level since before the onset of the pandemic in March of 2020. (A basis point is equal to 1/100th of a percentage point.)

Against this backdrop, the US Treasury yield curve moved higher, with yield increases most significant on securities with shorter maturities as the market priced-in the Fed’s interest-rate increases. For the 12-month period ended June 30, 2022, the two-year Treasury yield finished 268 bps higher, increasing from 0.25% to 2.92%, while the 10-year yield rose 153 bps, from 1.45% to 2.98%, and the 30-year yield rose by 108 bps, from 2.06% to 3.14%.

Rising Treasury yields and widening credit spreads weighed on bond market returns for the period. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The investment-grade corporate bond market posted a return of -11.10%. Within the investment-grade market, corporate bonds were the biggest laggards for the 12-month period, while securitized assets and Treasuries were also well into negative territory.

Pioneer Bond Fund | Annual Report | 6/30/22 5

Below-investment-grade, high-yield corporate bonds performed comparably to their investment-grade counterparts, returning -12.81% for the 12-month period.

Q	What factors influenced the Fund’s performance relative to the Bloomberg Index during the 12-month period ended June 30, 2022?
A	The portfolio’s sector allocation results weighed on the Fund’s benchmark-relative returns during the period, most notably an underweight to US Treasuries versus the Bloomberg Index, as credit sectors, including investment-grade corporate bonds, underperformed Treasuries. In addition, the Fund’s allocation to non-agency MBS had a negative effect on relative results. A modest allocation to convertible securities also detracted from relative returns, largely due to a position in the banking sector, which performed poorly, due to its long spread duration (or sensitivity to changes in credit spreads).

Within the Fund’s corporate exposures, the lower-quality of the portfolio’s holdings (versus the Bloomberg Index) within the industrials and financials sectors detracted from relative returns. The portfolio was overweight to “BBB” rated and high-yield issues within those sectors during a period that saw credit spreads widen notably. Within industrials, exposure to commodity- and aviation-related issues constrained relative results. In financials, the Fund’s relative performance struggled, due to the underperformance of holdings of subordinated-debt issues, and the debt of an aircraft-leasing firm.

The negative impact of the portfolio’s underweight to Treasuries was partially offset by holdings of high-yield, index-based credit-default-swap positions, which we utilized in an attempt to hedge credit risk. Those positions contributed positively to the Fund’s relative performance as credit spreads widened over the second half of the 12-month period.

Overall security selection results were essentially a neutral factor in the Fund’s relative performance for the period. With regard to security selection within agency MBS, an overweight to higher-coupon issues that have featured less prepayment sensitivity modestly benefited relative returns.

6 Pioneer Bond Fund | Annual Report | 6/30/22

The Fund’s short-duration positioning versus the benchmark aided relative performance during the period, as US Treasury yields as well as European rates moved higher in early 2022. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Yield-curve positioning slightly offset that positive. We had positioned the Fund to benefit from a potential steepening of the curve, with an underweight to longer maturities. The positioning weighed on benchmark-relative returns as the yield curve flattened over the period.

Q	Did the Fund have any investments in derivative securities during the 12-month period ended June 30, 2022? If so, did the derivatives have any material impact on performance?
A	Yes, as noted earlier, we invested the portfolio in high-yield, index-based credit-default-swaps during the period, which aided relative returns. We also invested in Treasury futures. We have used Treasury futures as part of our duration-management strategy for the portfolio. We believe the use of Treasury futures has allowed us to express our views on duration and yield-curve positioning in the most efficient manner. We typically have used the credit-default-swap positions as part of our efforts to either gain or reduce the Fund’s exposures to both investment-grade and high-yield corporate bonds very quickly, as cash-bond transactions take a little more time to settle, and have a higher liquidity cost. The use of derivatives, we think, may allow the Fund to potentially benefit from the performance impact of the targeted asset class, while retaining a better liquidity profile, which may help reduce risk.
Q	What factors affected the Fund’s yield, or distributions* to shareholders, during the 12-month period ended June 30, 2022?
A	In the first half of the period, tightening credit spreads reduced the Fund’s yield as the market started to look beyond COVID-19 and spread levels became more reflective of expectations of economic stability. As the period progressed, however, rising Treasury yields and a widening in credit spreads helped the Fund’s monthly distribution rate recover somewhat, while having a negative effect on total returns (due to declining bond prices). With that said, as of June 30, 2022, the Fund’s monthly distribution rate was lower than it was at the beginning of the period in July 2021.

* Distributions are not guaranteed.

Pioneer Bond Fund | Annual Report | 6/30/22 7

Q	What is your investment outlook, and how is the Fund positioned heading into the second half of its fiscal year?
A	The financial media has framed the question as: “Is the economy headed for recession?” In our view, the focus on “recession, or not,” is too simplistic. We believe it is better to consider the full range of possible outcomes. First, with the Fed apparently determined to slow the economy in order to control inflation, the best-case scenario, in our view, is a "soft landing." Even in that scenario, economic growth could be relatively slow and the unemployment rate could rise. Secondly, historically there has usually been a significant difference between the investment implications of a mild recession and a severe recession. We believe some characteristics of the current economic environment increase the likelihood of a mild recession: household and business balance sheets are mostly strong, and risks in the financial system appear to be manageable. At present, we believe that a meaningful economic slowdown has been priced into the market, as spreads have widened significantly from last year’s tighter levels.

A severe recession, in our view, is more likely to have ties to a Fed policy mistake, or an unforeseen global crisis. Fed Chair Powell and others have indicated that they intend to keep tightening policy until reported inflation numbers come down. Since inflation is typically a lagging economic indicator, such a policy framework could result in the Fed’s raising rates too far and thus causing a “hard landing” for the economy. After being too slow to tighten policy as the economy recovered from the COVID-19-driven recession, the Fed now seems at risk of making another mistake by perhaps being too late to respond to weaker economic conditions. We suspect this is mostly a communications problem, and that the FOMC could take a more forward-looking approach in setting the level of the federal funds target range once it has raised rates to neutral. However, with current inflation readings well above target and the federal funds rate still below neutral, we believe the Fed wants to communicate a simple and forceful message to keep inflation expectations from becoming unanchored.

8 Pioneer Bond Fund | Annual Report | 6/30/22

For the next few months, at least, we expect FOMC members to continue to say they will do whatever it takes to bring down inflation. In that scenario, we believe growing “hard landing” concerns among investors favor adding to the portfolio’s duration and being very selective with regard to credit exposures.

Please refer to the Schedule of Investments on pages 20–90 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Pioneer Bond Fund | Annual Report | 6/30/22 9

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Bond Fund | Annual Report | 6/30/22

Portfolio Summary | 6/30/22

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 7/7/22	4.71%
2.	U.S. Treasury Bills, 7/5/22	4.19
3.	Fannie Mae, 2.50%, 7/1/52 (TBA)	4.18
4.	U.S. Treasury Bills, 7/26/22	2.84
5.	Fannie Mae, 2.00%, 7/1/52 (TBA)	2.80
6.	U.S. Treasury Bills, 7/19/22	2.45
7.	Fannie Mae, 4.50%, 7/1/52 (TBA)	2.20
8.	Government National Mortgage Association, 2.50%, 7/20/52 (TBA)	1.40
9.	Wells Fargo & Co., 7.50%	1.10
10.	Fannie Mae, 5.00%, 7/1/52 (TBA)	1.06

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Bond Fund | Annual Report | 6/30/22 11

Prices and Distributions | 6/30/22

Net Asset Value per Share

Class	6/30/22	6/30/21
A	$8.60	$10.14
C	$8.51	$10.03
K	$8.60	$10.13
R	$8.68	$10.23
Y	$8.51	$10.04

Distributions per Share: 7/1/21–6/30/22
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1640	$0.1380	$0.2078
C	$0.1010	$0.1380	$0.2078
K	$0.2103	$0.1380	$0.2078
R	$0.1408	$0.1380	$0.2078
Y	$0.1978	$0.1380	$0.2078

Index Definition

The Bloomberg U.S. Aggregate Bond Index is an unmanaged measure of the US bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

12 Pioneer Bond Fund | Annual Report | 6/30/22

Performance Update | 6/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2022)

			Bloomberg
	Net	Public	U.S.
	Asset	Offering	Aggregate
	Value	Price	Bond
Period	(NAV)	(POP)	Index
10 years	2.36%	1.89%	1.54%
5 years	1.32	0.38	0.88
1 year	-10.66	-14.69	-10.29

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Bond Fund | Annual Report | 6/30/22 13

Performance Update | 6/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2022)

			Bloomberg
			U.S.
			Aggregate
	If	If	Bond
Period	Held	Redeemed	Index
10 years	1.61%	1.61%	1.54%
5 years	0.67	0.67	0.88
1 year	-11.16	-12.01	-10.29

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
1.43%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Annual Report | 6/30/22

Performance Update | 6/30/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2022)

		Bloomberg
	Net	U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	2.75%	1.54%
5 years	1.78	0.88
1 year	-10.12	-10.29

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
0.34%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Bond Fund | Annual Report | 6/30/22 15

Performance Update | 6/30/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2022)

		Bloomberg
	Net	U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	2.07%	1.54%
5 years	1.06	0.88
1 year	-10.88	-10.29

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
1.08%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Annual Report | 6/30/22

Performance Update | 6/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2022)
		Bloomberg
	Net	U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	2.65%	1.54%
5 years	1.65	0.88
1 year	-10.34	-10.29

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Bond Fund | Annual Report | 6/30/22 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2022 through June 30, 2022.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Account Value
on 1/1/22
Ending Account	$892.50	$890.30	$894.60	$891.30	$894.00
Value (after
expenses)
on 6/30/22
Expenses Paid	$3.71	$6.70	$1.55	$5.02	$2.07
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.43%, 0.33%, 1.07%, and 0.44% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Bond Fund | Annual Report | 6/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2022 through June 30, 2022.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Account Value
on 1/1/22
Ending Account	$1,020.88	$1,017.70	$1,023.16	$1,019.49	$1,022.61
Value (after
expenses)
on 6/30/22
Expenses Paid	$3.96	$7.15	$1.66	$5.36	$2.21
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.43%, 0.33%, 1.07%, and 0.44% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Bond Fund | Annual Report | 6/30/22 19

Schedule of Investments | 6/30/22

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 119.9%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.5% of Net Assets*(a)
Chemicals-Diversified — 0.1%
1,411,462	LSF11 A5 HoldCo LLC, Term Loan, 5.14% (SOFR +
	350 bps), 10/15/28	$ 1,324,570
4,321,350	Schweitzer-Mauduit International, Inc., Term B Loan,
	5.438% (LIBOR + 375 bps), 4/20/28	4,105,283
	Total Chemicals-Diversified	$ 5,429,853
Electric-Generation — 0.0%†
573,153	Eastern Power, LLC (Eastern Covert Midco, LLC),
	Term Loan, 6.00% (LIBOR + 375 bps), 10/2/25	$ 488,135
	Total Electric-Generation	$ 488,135
Electronic Composition — 0.0%†
1,016,664	Energy Acquisition LP, First Lien Initial Term Loan,
	4.25% (LIBOR + 425 bps), 6/26/25	$ 927,706
	Total Electronic Composition	$ 927,706
Finance-Leasing Company — 0.0%†
617,653	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	3.095% (LIBOR + 150 bps), 2/12/27	$ 584,917
	Total Finance-Leasing Company	$ 584,917
Human Resources — 0.0%†
931,407	Team Health Holdings, Inc., Extended Term Loan,
	6.775% (Term SOFR + 525 bps), 3/2/27	$ 792,861
	Total Human Resources	$ 792,861
Medical-Wholesale Drug Distribution — 0.1%
2,209,462	Owens & Minor, Inc., Term B-1 Loan, 5.375% (Term
	SOFR + 375 bps), 3/29/29	$ 2,195,653
	Total Medical-Wholesale Drug Distribution	$ 2,195,653
Metal Processors & Fabrication — 0.1%
3,498,562	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial
	Term Loan, 4.796% (LIBOR + 400 bps), 10/12/28	$ 3,201,185
	Total Metal Processors & Fabrication	$ 3,201,185
Recreational Centers — 0.0%†
190,787	Fitness International LLC, Term B Loan, 4.916% (LIBOR +
	325 bps), 4/18/25	$ 170,516
	Total Recreational Centers	$ 170,516
Rental Auto & Equipment — 0.0%†
1,114,400	PECF USS Intermediate Holding III Corp., Initial Term Loan,
	5.916% (LIBOR + 425 bps), 12/15/28	$ 1,010,482
	Total Rental Auto & Equipment	$ 1,010,482

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
Retail — 0.0%†
347,697	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 5.786%
	(LIBOR + 450 bps), 9/12/24	$ 316,186
	Total Retail	$ 316,186
Retail-Restaurants — 0.1%
1,380,065	1011778 B.C. Unlimited Liability Co., Term B-4 Loan,
	3.416% (LIBOR + 175 bps), 11/19/26	$ 1,320,722
	Total Retail-Restaurants	$ 1,320,722
Schools — 0.0%†
1,063,759	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
	6.00% (LIBOR + 375 bps), 2/21/25	$ 993,950
	Total Schools	$ 993,950
Telephone-Integrated — 0.0%†
809,587	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 3.416%
	(LIBOR + 175 bps), 3/1/27	$ 752,241
	Total Telephone-Integrated	$ 752,241
Transport-Equipment & Leasing — 0.1%
2,633,125	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 5.78%
	(LIBOR + 375 bps), 9/11/23	$ 2,400,257
	Total Transport-Equipment & Leasing	$ 2,400,257
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $21,962,773)	$ 20,584,664
ASSET BACKED SECURITIES — 8.2% of Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class B, 8.37%, 1/15/46 (144A)	$ 535,979
348,995(a)	321 Henderson Receivables LLC, Series 2005-1A,
Class A1, 1.554% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	341,330
3,000,000(a)	522 Funding CLO, Ltd., Series 2018-3A, Class E, 7.213%
	(3 Month USD LIBOR + 615 bps), 10/20/31 (144A)	2,641,311
1,750,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
Class A1A, 3.013% (3 Month USD LIBOR +
	195 bps), 1/20/32 (144A)	1,719,084
2,773,931	Accelerated LLC, Series 2021-1H, Class C, 2.35%,
	10/20/40 (144A)	2,526,703
4,000,000	American Credit Acceptance Receivables Trust,
	Series 2019-2, Class E, 4.29%, 6/12/25 (144A)	3,989,563
2,676,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,616,567
5,415,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	5,199,017
2,110,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	1,990,481

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 21

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
6,975,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL3, Class C, 3.174% (1 Month USD
	LIBOR + 185 bps), 8/15/34 (144A)	$ 6,478,171
9,175,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL4, Class D, 4.224% (1 Month USD
	LIBOR + 290 bps), 11/15/36 (144A)	8,762,657
11,740,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2022-FL1, Class C, 3.079% (SOFR30A +
	230 bps), 1/15/37 (144A)	11,152,991
10,600,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2022-FL2, Class C, 4.729% (1 Month Term
	SOFR + 345 bps), 5/15/37 (144A)	10,247,574
2,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	1,983,731
2,000,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 8.064% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	1,835,512
8,726,186	Blackbird Capital Aircraft, Series 2021-1A, Class A,
	2.443%, 7/15/46 (144A)	7,469,500
4,980,000(a)	BSPRT Issuer, Ltd., Series 2022-FL8, Class C, 3.079%
	(SOFR30A + 230 bps), 2/15/37 (144A)	4,879,296
277,464	BXG Receivables Note Trust, Series 2015-A, Class A,
	2.88%, 5/2/30 (144A)	273,970
2,750,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 4.046%
	(3 Month Term SOFR + 320 bps), 4/15/35 (144A)	2,534,788
6,120,676(b)	Cascade MH Asset Trust, Series 2019-MH1, Class A,
	4.00%, 11/25/44 (144A)	5,815,961
4,405,000	Commercial Equipment Finance LLC, Series 2021-A,
	Class C, 3.55%, 12/15/28 (144A)	4,157,527
373,724(a)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 2.274% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	366,464
3,910,322	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	3,876,835
2,400,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%,
	2/27/51 (144A)	2,133,649
514,178	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	503,470
8,342,963	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	7,551,624
1,515,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	1,496,164
4,200,000(a)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 7.644%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	3,796,552
1,650,000	Elm Trust, Series 2020-3A, Class A2, 2.954%,
	8/20/29 (144A)	1,587,465
4,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%,
	7/26/49 (144A)	3,802,586
153,253	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	153,331

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
188,421	FCI Funding LLC, Series 2019-1A, Class B, 0.000%,
	2/18/31 (144A)	$ 188,199
12,575,000(b)	Finance of America HECM Buyout, Series 2022-HB1,
	Class M3, 5.084%, 2/25/32 (144A)	12,075,474
5,377,316	Finance of America Structured Securities Trust, Series
	2021-S2, Class A2, 1.75%, 9/25/51	5,033,252
8,086,485(b)	Finance of America Structured Securities Trust, Series
	2022-S1, Class A1, 2.00%, 2/25/52	7,502,475
8,428,790(b)	Finance of America Structured Securities Trust, Series
	2022-S1, Class A2, 3.00%, 2/25/52	7,759,755
1,575,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	5.413% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	1,483,722
1,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	8.763% (3 Month USD LIBOR + 770 bps), 1/20/33 (144A)	895,098
1,000,000(a)	Fort Washington CLO, Series 2019-1A, Class ER, 7.813%
	(3 Month USD LIBOR + 675 bps), 10/20/32 (144A)	842,344
3,440,000	Foundation Finance Trust, Series 2019-1A, Class B,
	4.22%, 11/15/34 (144A)	3,358,185
3,590,393	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	3,322,197
4,200,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	3,578,631
3,000,000(a)	Goldentree Loan Management US CLO 6, Ltd.,
	Series 2019-6A, Class DR, 3.951% (3 Month Term SOFR +
	310 bps), 4/20/35 (144A)	2,751,292
3,999,188	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	3,895,832
3,440,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 3.309%
	(1 Month USD LIBOR + 180 bps), 9/17/36 (144A)	3,216,176
573,192	HIN Timeshare Trust, Series 2020-A, Class D, 5.50%,
	10/9/39 (144A)	550,652
5,920,263	HOA Funding LLC - HOA, Series 2021-1A, Class A2,
	4.723%, 8/20/51 (144A)	5,041,388
3,096,605	Home Partners of America Trust, Series 2019-1, Class D,
	3.406%, 9/17/39 (144A)	2,805,771
4,293,127	Home Partners of America Trust, Series 2019-2, Class E,
	3.32%, 10/19/39 (144A)	3,745,943
2,400,372	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	2,380,869
666,243	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	199,890
183,300	Icon Brand Holdings LLC, Series 2013-1A, Class A2,
	4.352%, 1/25/43 (144A)	54,995
3,349,520(a)	Invitation Homes Trust, Series 2018-SFR1, Class C,
	2.773% (1 Month USD LIBOR + 125 bps), 3/17/37 (144A)	3,290,668
3,298,022	J.G. Wentworth XLI LLC, Series 2018-1A, Class A, 3.74%,
	10/17/72 (144A)	3,105,247
5,291,415	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%,
	8/17/71 (144A)	4,991,867

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 23

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
178,012	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
	12/15/48 (144A)	$ 176,134
1,950,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3, Class F,
	3.694%, 2/26/29 (144A)	1,801,746
285,635(a)	M360 LLC, Series 2019-CRE2, Class A, 2.793% (1 Month
	Term SOFR + 151 bps), 9/15/34 (144A)	284,885
4,850,000(a)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 7.744% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	4,433,293
3,892,067	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	3,871,696
6,930,000	Mercury Financial Credit Card Master Trust, Series 2021-1A,
	Class A, 1.54%, 3/20/26 (144A)	6,594,759
9,635,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 4.162% (1 Month USD
	LIBOR + 255 bps), 10/16/36 (144A)	9,058,625
1,914,176	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	1,744,387
271,918	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	271,234
899,507	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.10%,
	4/20/46 (144A)	816,714
511,156	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	494,395
5,095,000	Nelnet Student Loan Trust, Series 2021-A, Class B1,
	2.85%, 4/20/62 (144A)	4,413,512
2,850,000(a)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class CR, 4.225%
	(3 Month USD LIBOR + 300 bps), 12/21/29 (144A)	2,700,375
1,000,839(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 3.624% (1 Month USD LIBOR +
	200 bps), 2/25/43 (144A)	995,444
651,454	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	650,424
3,000,000	NMEF Funding LLC, Series 2019-A, Class C, 3.30%,
	8/17/26 (144A)	2,958,158
3,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	2,947,742
2,300,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%,
	12/15/27 (144A)	2,136,110
4,315,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%,
	3/8/28 (144A)	4,063,919
2,498,050	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	2,353,813
1,975,761	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	1,955,601
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 3.378% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	3,831,380
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 6.328% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	3,774,656

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A,
	Class C, 2.834% (3 Month Term SOFR +
	260 bps), 4/15/30 (144A)	$ 2,847,345
5,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	5,395,656
5,000,000	PG Receivables Finance, Series 2020-1, Class A1,
	3.968%, 7/20/25 (144A)	4,837,695
2,350,000	PG Receivables Finance, Series 2020-1, Class B,
	4.705%, 7/20/25 (144A)	2,273,717
8,500,000(a)	Race Point VIII CLO, Ltd., Series 2013-8A, Class CR2,
	3.528% (3 Month USD LIBOR + 205 bps), 2/20/30 (144A)	8,038,909
4,000,000(a)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	4.978% (3 Month USD LIBOR + 350 bps), 2/20/30 (144A)	3,776,340
3,200,000(a)	Rad CLO 7, Ltd., Series 2020-7A, Class E, 7.544% (3
	Month USD LIBOR + 650 bps), 4/17/33 (144A)	2,869,066
9,010,000	Republic Finance Issuance Trust, Series 2021-A, Class A,
	2.30%, 12/22/31 (144A)	8,363,991
2,300,000	Republic Finance Issuance Trust, Series 2021-A, Class C,
	3.53%, 12/22/31 (144A)	2,096,711
3,842,522	Santander Bank NA - SBCLN, Series 2021-1A, Class B,
	1.833%, 12/15/31 (144A)	3,734,374
914,886	Santander Bank NA - SBCLN, Series 2021-1A, Class C,
	3.268%, 12/15/31 (144A)	889,304
1,925,000	Santander Bank NA - SBCLN, Series 2021-1A, Class D,
	5.004%, 12/15/31 (144A)	1,797,124
4,600,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C,
	3.11%, 6/21/27 (144A)	4,398,366
5,000,000(a)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2, 3.913%
	(3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	4,788,780
1,750,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class ER,
	8.199% (3 Month Term SOFR + 725 bps), 4/25/33 (144A)	1,593,837
2,750,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D,
	4.834% (3 Month USD LIBOR + 365 bps), 1/25/32 (144A)	2,585,201
6,312,262	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	5,862,787
10,345,000(a)	STWD, Ltd., Series 2022-FL3, Class B, 2.729%
	(SOFR30A + 195 bps), 11/15/38 (144A)	9,833,691
444,993	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class D, 4.30%, 11/15/24 (144A)	444,720
3,700,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	3,584,602
8,605,870	Tricon American Homes Trust, Series 2019-SFR1, Class A,
	2.75%, 3/17/38 (144A)	8,294,192
5,650,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1,
	2.73%, 11/17/39 (144A)	4,829,378
54,743	United States Small Business Administration, Series
	2005-20B, Class 1, 4.625%, 2/1/25	54,416
45,601	United States Small Business Administration, Series
	2005-20E, Class 1, 4.84%, 5/1/25	45,378

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 25

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
91,787	United States Small Business Administration, Series
	2008-20D, Class 1, 5.37%, 4/1/28	$ 93,900
87,500	United States Small Business Administration, Series
	2008-20H, Class 1, 6.02%, 8/1/28	89,895
63,713	United States Small Business Administration, Series
	2008-20J, Class 1, 5.63%, 10/1/28	65,095
54,102	United States Small Business Administration, Series
	2008-20L, Class 1, 6.22%, 12/1/28	57,393
25,203	United States Small Business Administration, Series
	2009-20A, Class 1, 5.72%, 1/1/29	25,671
61,492	United States Small Business Administration, Series
	2009-20I, Class 1, 4.20%, 9/1/29	62,189
4,000,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	3,911,626
591,280	Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
	6/15/33 (144A)	579,076
1,024,885	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	997,427
491,865	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	480,563
2,728,948	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	2,731,475
11,821,673	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%,
	8/20/36 (144A)	11,299,824
3,220,000	Westlake Automobile Receivables Trust, Series 2020-2A,
	Class D, 2.76%, 1/15/26 (144A)	3,172,542
1,800,000(a)	Whitebox CLO II, Ltd., Series 2020-2A, Class ER, 8.284%
	(3 Month USD LIBOR + 710 bps), 10/24/34 (144A)	1,617,714
1,500,000(a)	Woodmont Trust, Series 2020-7A, Class A1A, 2.944% (3
	Month USD LIBOR + 190 bps), 1/15/32 (144A)	1,473,481
	TOTAL ASSET BACKED SECURITIES
	(Cost $400,180,489)	$ 376,712,228
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	17.3% of Net Assets
4,930,071(b)	Bayview MSR Opportunity Master Fund Trust,
	Series 2021-5, Class B1, 3.492%, 11/25/51 (144A)	$ 4,200,455
4,382,412(b)	Bayview MSR Opportunity Master Fund Trust,
	Series 2022-5, Class B1, 3.472%, 2/25/52 (144A)	3,454,659
4,720,669(b)	Bayview MSR Opportunity Master Fund Trust,
	Series 2022-5, Class B2, 3.472%, 2/25/52 (144A)	3,693,568
1,987,549(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 3.474%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	1,978,225
7,010,000(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 4.374%
	(1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	6,863,623
1,401,413(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 3.374%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	1,396,848
3,725,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 4.324% (1
	Month USD LIBOR + 270 bps), 3/25/29 (144A)	3,663,450

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
5,660,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 5.324%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	$ 5,674,658
4,910,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 6.474%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	4,964,741
4,288,498(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 5.224%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	4,269,196
9,810,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 4.076%
	(SOFR30A + 315 bps), 9/25/31 (144A)	8,747,583
6,767,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 4.626%
	(SOFR30A + 370 bps), 1/26/32 (144A)	6,465,676
12,559,000(b)	BINOM Securitization Trust, Series 2022-RPL1, Class M2,
	3.00%, 2/25/61 (144A)	11,380,085
3,573,319(b)	Brean Asset Backed Securities Trust, Series 2021-RM1,
	Class A, 1.40%, 10/25/63 (144A)	3,136,589
2,985,000(b)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A3, 3.253%, 2/25/55 (144A)	2,890,743
1,745,357(b)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class A, 4.00%, 10/25/68 (144A)	1,713,416
3,170,749(b)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class C, 4.00%, 10/25/68 (144A)	3,071,708
3,580,000(b)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class M3, 3.735%, 6/25/36 (144A)	3,283,538
3,773,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1,
	2.992%, 2/25/46 (144A)	3,080,126
1,906,000	Cascade MH Asset Trust, Series 2021-MH1, Class M2,
	3.693%, 2/25/46 (144A)	1,571,653
3,485,000(b)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	3,272,820
7,600,000(b)	CFMT LLC, Series 2021-HB7, Class M3, 3.849%,
	10/27/31 (144A)	7,133,028
5,170,000(b)	CIM Trust, Series 2020-R2, Class M3, 3.00%,
	10/25/59 (144A)	4,310,480
5,788,952(b)	CIM Trust, Series 2021-J1, Class B1, 2.659%,
	3/25/51 (144A)	4,725,708
6,629,944(b)	CIM Trust, Series 2021-J2, Class B1, 2.675%,
	4/25/51 (144A)	5,986,110
3,375,121(b)	CIM Trust, Series 2021-J2, Class B2, 2.675%,
	4/25/51 (144A)	2,885,667
2,604,350(b)	CIM Trust, Series 2022-R2, Class A1, 3.75%,
	12/25/61 (144A)	2,528,233
3,227,599(b)	Citigroup Mortgage Loan Trust, Series 2021-INV1,
	Class B1W, 2.706%, 5/25/51 (144A)	2,643,099
332,847(a)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1M2, 3.774% (1 Month USD LIBOR +
	215 bps), 9/25/31 (144A)	332,241
11,545,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02,
	Class 2M2, 3.926% (SOFR30A +
	300 bps), 1/25/42 (144A)	10,642,500

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 27

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,490,163(b)	CSMC Trust, Series 2021-RPL2, Class M1, 2.75%,
	1/25/60 (144A)	$ 2,088,232
2,350,000(b)	CSMC Trust, Series 2021-RPL2, Class M2, 3.25%,
	1/25/60 (144A)	1,939,396
1,450,000(b)	Deephaven Residential Mortgage Trust, Series 2020-2,
	Class M1, 4.112%, 5/25/65 (144A)	1,427,337
1,727,526(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 3.324% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	1,720,630
6,126,937(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 3.424% (1
	Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,073,180
3,410,950(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 7.224% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	3,411,873
2,870,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 4.376%
	(SOFR30A + 345 bps), 4/25/34 (144A)	2,700,027
1,450,000(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2021-R02, Class 2B2, 7.126% (SOFR30A +
	620 bps), 11/25/41 (144A)	1,201,461
211,795(b)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	3.404%, 7/25/43	215,032
64,147	Fannie Mae REMICS, Series 2009-36, Class HX,
	4.50%, 6/25/29	64,533
2,716,065(c)	Fannie Mae REMICs, Series 2020-83, Class EI,
	4.00%, 11/25/50	548,584
5,579,209(a)(c)	Federal Home Loan Mortgage Corp. REMICS, Series 4091,
	Class SH, 5.226% (1 Month USD LIBOR +
	655 bps), 8/15/42	855,433
3,253,410(c)	Federal Home Loan Mortgage Corp. REMICs, Series 4999,
	Class QI, 4.00%, 5/25/50	641,665
6,237,871(c)	Federal Home Loan Mortgage Corp. REMICs, Series 5018,
	Class EI, 4.00%, 10/25/50	1,251,217
3,414,866(c)	Federal Home Loan Mortgage Corp. REMICs, Series 5067,
	Class GI, 4.00%, 12/25/50	699,926
4,079,107(b)	Flagstar Mortgage Trust, Series 2021-3INV, Class A16,
	2.50%, 6/25/51 (144A)	3,396,750
179,063,948(b)(c)	Flagstar Mortgage Trust, Series 2021-4, Class AX1,
	0.211%, 6/1/51 (144A)	1,827,169
6,940,000(a)	Freddie Mac Stacr Remic Trust, Series 2019-HRP1,
	Class M3, 3.874% (1 Month USD LIBOR +
	225 bps), 2/25/49 (144A)	6,538,818
7,739,672(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 6.724% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	7,884,281
8,960,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 7.624% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	9,330,698
186,125(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 5.374% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	185,946

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,835,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 5.726% (SOFR30A +
	480 bps), 10/25/50 (144A)	$ 4,887,790
3,457,711(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class M2, 3.726% (SOFR30A +
	280 bps), 10/25/50 (144A)	3,463,081
3,400,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 6.576% (SOFR30A +
	565 bps), 12/25/50 (144A)	2,881,834
4,290,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 6.874% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	4,279,490
980,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 3.576% (SOFR30A +
	265 bps), 1/25/51 (144A)	791,315
7,470,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 5.676% (SOFR30A +
	475 bps), 1/25/51 (144A)	5,789,495
1,130,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B1, 3.976% (SOFR30A +
	305 bps), 1/25/34 (144A)	969,850
4,150,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.926% (SOFR30A +
	500 bps), 8/25/33 (144A)	3,184,432
11,170,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA4,
	Class B1, 4.676% (SOFR30A +
	375 bps), 12/25/41 (144A)	9,220,514
4,185,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA1,
	Class B1, 4.326% (SOFR30A +
	340 bps), 1/25/42 (144A)	3,526,550
5,590,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA3,
	Class M1B, 3.826% (SOFR30A +
	290 bps), 4/25/42 (144A)	5,254,753
1,559,061(a)	Freddie Mac Stacr Remic Trust, Series 2022-HQA1,
	Class M1B, 4.426% (SOFR30A +
	350 bps), 3/25/42 (144A)	1,488,801
5,000,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 8.326% (SOFR30A +
	740 bps), 11/25/50 (144A)	4,740,563
2,540,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA2, Class B2, 6.926% (SOFR30A +
	600 bps), 8/25/33 (144A)	2,137,021
4,320,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA7, Class B1, 4.576% (SOFR30A +
	365 bps), 11/25/41 (144A)	3,695,315
16,520,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2022-DNA2, Class M2, 4.676% (SOFR30A +
	375 bps), 2/25/42 (144A)	14,831,387
1,736,423(b)	FWD Securitization Trust, Series 2019-INV1, Class A1,
	2.81%, 6/25/49 (144A)	1,697,423

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 29

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
174,221	Government National Mortgage Association,
	Series 2005-61, Class UZ, 5.25%, 8/16/35	$ 175,587
60,947	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.00%, 4/20/41	60,835
375,626	Government National Mortgage Association,
	Series 2013-169, Class TE, 3.25%, 4/16/27	374,302
15,958,904(c)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.50%, 12/20/49	2,792,724
13,811,109(a)(c)	Government National Mortgage Association,
	Series 2020-9, Class SA, 1.755% (1 Month USD LIBOR +
	335 bps), 1/20/50	626,897
6,071,000(b)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2021-RPL1, Class B1, 2.75%, 12/25/60 (144A)	5,082,084
4,820,000(b)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	3,713,667
9,132,767(b)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2022-PJ4, Class A34, 2.50%, 9/25/52 (144A)	7,648,336
193,064(b)	GS Mortgage-Backed Securities Trust,
	Series 2020-NQM1, Class A3, 2.352%, 9/27/60 (144A)	185,525
2,124,761(b)	GS Mortgage-Backed Securities Trust, Series 2021-GR3,
	Class B2, 3.393%, 4/25/52 (144A)	1,749,325
3,019,162(b)	GS Mortgage-Backed Securities Trust, Series 2021-PJ9,
	Class B3, 2.936%, 2/26/52 (144A)	2,345,110
7,422,971(b)	GS Mortgage-Backed Securities Trust, Series 2022-MM1,
	Class A4, 2.50%, 7/25/52 (144A)	6,219,670
9,968,103(b)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1,
	Class A4, 2.50%, 5/28/52 (144A)	8,334,480
247,634(a)	Home Re, Ltd., Series 2018-1, Class M1, 3.224% (1 Month
	USD LIBOR + 160 bps), 10/25/28 (144A)	247,201
1,782,124(a)	Home Re, Ltd., Series 2019-1, Class M1, 3.274% (1 Month
	USD LIBOR + 165 bps), 5/25/29 (144A)	1,777,612
4,640,000(a)	Home Re, Ltd., Series 2020-1, Class M1C, 5.774% (1 Month
	USD LIBOR + 415 bps), 10/25/30 (144A)	4,652,369
4,580,000(a)	Home Re, Ltd., Series 2020-1, Class M2, 6.874% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	4,636,082
6,400,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 4.474% (1 Month
	USD LIBOR + 285 bps), 7/25/33 (144A)	5,777,075
3,990,000(b)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class A3, 3.196%, 5/25/65 (144A)	3,876,222
2,185,000(b)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class M1, 3.897%, 5/25/65 (144A)	2,124,570
62,985,015(b)(c)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1,
	0.227%, 7/25/51 (144A)	695,210
4,694,134(b)	Hundred Acre Wood Trust, Series 2021-INV1, Class B1,
	3.227%, 7/25/51 (144A)	3,906,780
12,734,992(b)	Hundred Acre Wood Trust, Series 2021-INV3, Class A3,
	2.50%, 10/25/51 (144A)	10,904,833

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,800,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class B1, 3.295%, 9/25/56 (144A)	$ 1,374,895
2,065,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class M1, 2.489%, 9/25/56 (144A)	1,615,749
13,905,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.40%, 8/18/43 (144A)	13,209,750
117,637,531(b)(c)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1,
	0.125%, 12/25/51 (144A)	668,193
9,912,759(b)	JP Morgan Mortgage Trust, Series 2021-10, Class B1,
	2.812%, 12/25/51 (144A)	8,043,904
3,832,250(b)	JP Morgan Mortgage Trust, Series 2021-11, Class B1,
	3.031%, 1/25/52 (144A)	3,157,974
4,199,459(b)	JP Morgan Mortgage Trust, Series 2021-12, Class B1,
	3.171%, 2/25/52 (144A)	3,539,286
4,008,691(b)	JP Morgan Mortgage Trust, Series 2021-13, Class B1,
	3.145%, 4/25/52 (144A)	3,362,571
9,885,603(b)	JP Morgan Mortgage Trust, Series 2021-14, Class B1,
	3.163%, 5/25/52 (144A)	8,300,942
3,543,151(b)	JP Morgan Mortgage Trust, Series 2021-15, Class B1,
	3.124%, 6/25/52 (144A)	2,962,479
5,012,268(b)	JP Morgan Mortgage Trust, Series 2021-7, Class B2,
	2.804%, 11/25/51 (144A)	3,843,446
102,604,000(b)(c)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1,
	0.126%, 12/25/51 (144A)	582,780
703,481(b)	JP Morgan Mortgage Trust, Series 2021-8, Class B1,
	2.851%, 12/25/51 (144A)	573,388
9,199,964(b)	JP Morgan Mortgage Trust, Series 2021-8, Class B2,
	2.851%, 12/25/51 (144A)	7,064,457
6,114,038(b)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B1,
	2.991%, 10/25/51 (144A)	4,990,302
4,698,103(b)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B2,
	3.232%, 1/25/52 (144A)	3,670,112
4,979,773(b)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B3,
	3.232%, 1/25/52 (144A)	3,833,056
921,751(b)	JP Morgan Mortgage Trust, Series 2021-INV6, Class A5A,
	2.50%, 4/25/52 (144A)	779,695
4,010,391(b)	JP Morgan Mortgage Trust, Series 2022-2, Class B1,
	3.136%, 8/25/52 (144A)	3,310,875
7,186,052(b)	JP Morgan Mortgage Trust, Series 2022-3, Class B2,
	3.12%, 8/25/52 (144A)	5,802,547
6,420,000(b)	JP Morgan Mortgage Trust, Series 2022-4, Class A5,
	3.00%, 10/25/52 (144A)	4,901,389
11,761,410(b)	JP Morgan Mortgage Trust, Series 2022-5, Class A9A,
	2.50%, 9/25/52 (144A)	9,853,838
3,633,016(b)	JP Morgan Mortgage Trust, Series 2022-6, Class B2,
	3.308%, 11/25/52 (144A)	2,777,360

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 31

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,619,978(b)	JP Morgan Mortgage Trust, Series 2022-INV1, Class A15,
	3.00%, 3/25/52 (144A)	$ 7,496,350
6,079,103(b)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B2,
	3.301%, 3/25/52 (144A)	4,736,552
7,114,000(b)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1,
	3.528%, 7/25/52 (144A)	5,503,213
3,375,682(b)	JP Mortgage Trust, Series 2021-INV1, Class B2, 2.991%,
	10/25/51 (144A)	2,610,189
1,332,228	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,285,600
473,775(a)	La Hipotecaria Panamanian Mortgage Trust, Series
	2010-1GA, Class A, 2.75% (Panamanian Mortgage
	Reference Rate - 300 bps), 9/8/39 (144A)	463,707
2,017,469(a)	La Hipotecaria Panamanian Mortgage Trust, Series
	2014-1A, Class A1, 3.508% (Panamanian Mortgage
	Reference Rate + -224 bps), 11/24/42 (144A)	1,977,119
7,964,088	La Hipotecaria Panamanian Mortgage Trust, Series
	2021-1, Class GA, 4.35%, 7/13/52 (144A)	7,565,883
5,514,932(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 4.562% (1 Month USD LIBOR +
	350 bps), 4/1/24 (144A)	5,494,415
10,864,718(b)	Mello Mortgage Capital Acceptance, Series 2021-INV2,
	Class A15, 2.50%, 8/25/51 (144A)	9,075,071
4,280,133(b)	Mello Mortgage Capital Acceptance, Series 2021-MTG1,
	Class B1, 2.651%, 4/25/51 (144A)	3,330,724
4,092,901(b)	Mello Mortgage Capital Acceptance, Series 2021-MTG1,
	Class B2, 2.651%, 4/25/51 (144A)	3,026,295
4,734,596(b)	Mello Mortgage Capital Acceptance, Series 2021-MTG2,
	Class B1, 2.678%, 6/25/51 (144A)	3,827,900
4,891,286(b)	Mello Mortgage Capital Acceptance, Series 2022-INV1,
	Class B1, 3.331%, 3/25/52 (144A)	4,050,887
7,184,873(b)	Mello Mortgage Capital Acceptance, Series 2022-INV2,
	Class B1, 3.538%, 4/25/52 (144A)	6,110,100
179,522(b)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%, 8/25/49
	(144A)	174,078
3,194,982(b)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2,
	3.25%, 1/25/61 (144A)	2,838,988
7,800,000(b)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	6,736,396
8,901,035(b)	Morgan Stanley Residential Mortgage Loan Trust, Series
	2021-1, Class B1, 2.952%, 3/25/51 (144A)	7,133,717
10,950,000(b)	New Residential Mortgage Loan Trust, Series 2019-RPL2,
	Class M2, 3.75%, 2/25/59 (144A)	10,112,613
4,175,000	NYMT Loan Trust, Series 2022-CP1, Class M1, 3.214%,
	7/25/61 (144A)	3,742,999
2,096,165(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 5.224% (1
	Month USD LIBOR + 360 bps), 10/25/30 (144A)	2,092,058

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,550,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 6.874%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	$ 3,609,679
4,744,735(b)	Oceanview Mortgage Trust, Series 2021-1, Class B1,
	3.244%, 6/25/51 (144A)	4,003,445
8,699,495(b)	Oceanview Mortgage Trust, Series 2021-1, Class B2,
	3.244%, 6/25/51 (144A)	7,026,826
2,873,985(b)	Oceanview Mortgage Trust, Series 2021-5, Class B2,
	2.978%, 10/25/51 (144A)	2,330,686
4,680,615(b)	Onslow Bay Mortgage Loan Trust, Series 2022-INV4,
	Class A2, 3.00%, 6/25/52 (144A)	4,158,066
6,764,470(b)	PRMI Securitization Trust, Series 2021-1, Class B1,
	2.479%, 4/25/51 (144A)	5,205,197
2,772,753(b)	PRMI Securitization Trust, Series 2021-1, Class B2,
	2.479%, 4/25/51 (144A)	2,030,426
6,383,717(b)	Provident Funding Mortgage Trust, Series 2021-1,
	Class A5, 2.50%, 4/25/51 (144A)	5,335,351
3,473,923(b)	Provident Funding Mortgage Trust, Series 2021-1,
	Class B1, 2.385%, 4/25/51 (144A)	2,801,372
3,500,365(b)	Provident Funding Mortgage Trust, Series 2021-2,
	Class B1, 2.356%, 4/25/51 (144A)	2,648,360
2,933,190(b)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B1, 2.638%, 10/25/51 (144A)	2,408,865
3,023,201(b)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B2, 2.638%, 10/25/51 (144A)	2,382,867
195,671(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 3.024%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	195,666
6,538,531(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 3.574%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	6,514,901
3,437,000(a)	Radnor Re, Ltd., Series 2019-1, Class M2, 4.824%
	(1 Month USD LIBOR + 320 bps), 2/25/29 (144A)	3,328,419
11,015,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 3.374%
	(1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	10,456,530
2,774,516(b)	Rate Mortgage Trust, Series 2021-HB1, Class B1, 2.708%,
	12/25/51 (144A)	2,231,455
4,154,377(b)	Rate Mortgage Trust, Series 2021-HB1, Class B2, 2.708%,
	12/25/51 (144A)	3,191,914
4,093,732(b)	Rate Mortgage Trust, Series 2021-J3, Class B2, 2.712%,
	10/25/51 (144A)	3,207,477
4,087,282(b)	Rate Mortgage Trust, Series 2021-J4, Class B3, 2.632%,
	11/25/51 (144A)	3,136,752
5,228,174(b)	RCKT Mortgage Trust, Series 2021-1, Class B2A, 2.722%,
	3/25/51 (144A)	4,345,686
5,475,092(b)	RCKT Mortgage Trust, Series 2021-2, Class B1A, 2.565%,
	6/25/51 (144A)	4,400,968
3,897,523(b)	RCKT Mortgage Trust, Series 2021-2, Class B2A, 2.565%,
	6/25/51 (144A)	2,998,864

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 33

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,612,578(b)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50%,
	7/25/51 (144A)	$ 3,028,514
14,707,805(b)	RCKT Mortgage Trust, Series 2021-4, Class B1A, 3.012%,
	9/25/51 (144A)	12,138,430
12,685,000(b)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%,
	5/25/52 (144A)	9,738,834
5,592,283(b)	RCKT Mortgage Trust, Series 2022-3, Class B1A, 3.194%,
	5/25/52 (144A)	4,666,113
2,315,703(b)	RCKT Mortgage Trust, Series 2022-4, Class A21, 4.00%,
	6/25/52 (144A)	2,149,533
3,000,000(b)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M3,
	3.69%, 11/25/31 (144A)	2,742,396
3,350,000(b)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M3,
	4.50%, 4/25/32 (144A)	3,052,555
5,264,896(b)	RMF Proprietary Issuance Trust, Series 2021-2, Class A,
	2.125%, 9/25/61 (144A)	4,681,043
18,411,558(b)	Saluda Grade Alternative Mortgage Trust, Series
	2021-FIG2, Class A2, 3.50%, 10/25/51 (144A)	17,375,908
8,325,000(b)	Saluda Grade Alternative Mortgage Trust, Series
	2022-SEQ2, Class A3, 4.50%, 2/25/52 (144A)	8,005,387
571,446(b)	Sequoia Mortgage Trust, Series 2012-6, Class B3,
	3.702%, 12/25/42	564,797
134,846(b)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
	4.50%, 8/25/48 (144A)	134,012
2,905,612(b)	Sequoia Mortgage Trust, Series 2021-1, Class B2, 2.663%,
	3/25/51 (144A)	2,183,355
1,422,380(b)	Sequoia Mortgage Trust, Series 2021-4, Class A1, 2.50%,
	6/25/51 (144A)	1,217,968
4,725,000(b)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%,
	2/25/52 (144A)	3,493,332
11,220,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 5.824%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	10,956,990
3,135,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 4.024%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	3,082,248
10,000,000(b)	Towd Point Mortgage Trust, Series 2019-3, Class M2D,
	3.25%, 2/25/59 (144A)	9,127,742
10,300,000(b)	Towd Point Mortgage Trust, Series 2019-4, Class M2B,
	3.25%, 10/25/59 (144A)	8,594,465
2,000,000(a)	Towd Point Mortgage Trust, Series 2019-HY2, Class B1,
	3.874% (1 Month USD LIBOR + 225 bps),
	5/25/58 (144A)	1,900,466
7,500,000(b)	Towd Point Mortgage Trust, Series 2021-1, Class M1,
	3.25%, 11/25/61 (144A)	6,464,021
12,210,606(b)	Towd Point Mortgage Trust, Series 2021-R1, Class A1,
	2.918%, 11/30/60 (144A)	11,124,131
2,150,284(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 6.124%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	2,154,259
3,080,000(a)	Traingle Re, Ltd., Series 2020-1, Class M2, 7.224%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	3,126,700

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
11,159,961(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 5.024%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	$ 11,150,803
3,992,886(b)	UWM Mortgage Trust, Series 2021-INV4, Class B1, 3.232%,
	12/25/51 (144A)	3,277,971
8,025,306(b)	UWM Mortgage Trust, Series 2021-INV4, Class B2, 3.232%,
	12/25/51 (144A)	6,477,187
5,076,086(b)	UWM Mortgage Trust, Series 2021-INV5, Class B1, 3.245%,
	1/25/52 (144A)	4,193,881
870,000(b)	Verus Securitization Trust, Series 2020-INV1, Class M1,
	5.50%, 3/25/60 (144A)	857,269
2,810,000(b)	Wells Fargo Mortgage Backed Securities Trust, Series
	2022-2, Class A5, 3.00%, 12/25/51 (144A)	2,161,668
11,105,000(b)	Wells Fargo Mortgage Backed Securities Trust, Series
	2022-2, Class A6, 2.50%, 12/25/51 (144A)	7,964,679
8,932,838(b)	Wells Fargo Mortgage Backed Securities Trust, Series
	2022-INV1, Class B2, 3.446%, 3/25/52 (144A)	6,914,203
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $891,645,434)	$ 794,963,198
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	8.3% of Net Assets
4,360,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 3.621%
	(SOFR30A + 285 bps), 1/16/37 (144A)	$ 4,088,132
10,645,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class A, 2.374% (1 Month USD LIBOR + 105 bps),
	9/15/32 (144A)	10,390,562
7,460,000	BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60	7,057,726
9,500,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	9,022,664
2,590,196(c)(d)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.000%, 7/25/37 (144A)	—
6,200,000(a)	Beast Mortgage Trust, Series 2021-1818, Class A, 2.374%
	(1 Month USD LIBOR + 105 bps), 3/15/36 (144A)	5,986,442
3,855,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	3,757,498
7,340,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4,
	3.963%, 1/15/52	7,188,805
2,615,000(b)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.389%, 9/15/48 (144A)	2,256,524
3,030,000(b)	Benchmark Mortgage Trust, Series 2022-B34, Class AM,
	3.961%, 4/15/55	2,837,913
1,375,000(a)	BSREP Commercial Mortgage Trust, Series 2021-DC,
	Class B, 2.675% (1 Month USD LIBOR +
	135 bps), 8/15/38 (144A)	1,316,290
3,200,000(b)	BX Commercial Mortgage Trust, Series 2020-VIV3,
	Class B, 3.662%, 3/9/44 (144A)	2,815,277
7,615,000(b)	BX Commercial Mortgage Trust, Series 2021-VIV5,
	Class A, 2.843%, 3/9/44 (144A)	6,600,680

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 35

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,105,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT,
	Class F, 3.724% (1 Month USD LIBOR + 240 bps),
	9/15/36 (144A)	$ 5,679,773
17,400,000	BX Trust, Series 2019-OC11, Class A, 3.202%,
	12/9/41 (144A)	15,576,734
27,850,000(a)	BX Trust, Series 2021-ARIA, Class D, 3.219% (1 Month
	USD LIBOR + 190 bps), 10/15/36 (144A)	25,927,066
2,385,000(b)	CCUBS Commercial Mortgage Trust, Series 2017-C1,
	Class AS, 3.907%, 11/15/50	2,240,986
3,573,351	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	3,490,060
3,845,959(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class D, 3.374% (1 Month USD LIBOR + 205 bps),
	6/15/34 (144A)	3,682,916
6,000,000(b)	Citigroup Commercial Mortgage Trust, Series 2014-GC25,
	Class B, 4.345%, 10/10/47	5,895,191
5,552,000(b)	Citigroup Commercial Mortgage Trust, Series 2015-GC33,
	Class B, 4.727%, 9/10/58	5,386,680
966,000	Citigroup Commercial Mortgage Trust, Series 2016-P5,
	Class D, 3.00%, 10/10/49 (144A)	768,965
3,670,000	Citigroup Commercial Mortgage Trust, Series 2017-C4,
	Class A4, 3.471%, 10/12/50	3,505,870
3,000,000(b)	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class AS, 4.179%, 3/10/51	2,924,160
6,514,725	Citigroup Commercial Mortgage Trust, Series 2018-C5,
	Class A3, 3.963%, 6/10/51	6,346,373
3,607,575(a)	Cold Storage Trust, Series 2020-ICE5, Class D, 3.424%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	3,498,828
1,426,486	COMM Mortgage Trust, Series 2012-CR3, Class A3,
	2.822%, 10/15/45	1,424,630
5,781,590	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	5,664,035
3,765,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4,
	3.42%, 8/10/47	3,703,672
5,283,494	COMM Mortgage Trust, Series 2015-CR26, Class A3,
	3.359%, 10/10/48	5,168,251
4,130,000(b)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	3,988,468
1,375,000(b)	COMM Mortgage Trust, Series 2018-COR3, Class B,
	4.664%, 5/10/51	1,312,122
8,375,000(a)	Credit Suisse Mortgage Capital Certificates, Series
2019-ICE4, Class E, 3.474% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	8,037,583
924,328(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 2.926% (SOFR30A +
	200 bps), 1/25/51 (144A)	859,795

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,790,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN3, Class M2, 4.926% (SOFR30A +
	400 bps), 11/25/51 (144A)	$ 5,858,253
2,500,000(b)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.203%, 7/25/27 (144A)	2,391,608
5,384,768(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class B,
	3.57% (1 Month USD LIBOR + 245 bps), 10/25/28	5,136,379
2,896,010(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class C,
	6.12% (1 Month USD LIBOR + 500 bps), 10/25/28	2,694,633
4,590,000(b)	FREMF Mortgage Trust, Series 2019-K88, Class C,
	4.528%, 2/25/52 (144A)	4,371,811
4,106,918(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 3.42%
	(1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	4,047,027
10,216,733(a)	FREMF Mortgage Trust, Series 2019-KF66, Class B, 3.52%
	(1 Month USD LIBOR + 240 bps), 7/25/29 (144A)	9,990,449
3,077,478(b)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%,
	10/25/27 (144A)	2,897,106
5,000,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 8.02%
	(1 Month USD LIBOR + 690 bps), 8/25/29	4,446,402
9,000,000(e)	FREMF Mortgage Trust, Series 2021-KG05, Class C, 0.000%,
	1/25/31 (144A)	4,410,559
110,999,571	FREMF Mortgage Trust, Series 2021-KG05, Class X2A,
	0.10%, 1/25/31 (144A)	711,407
9,000,000	FREMF Mortgage Trust, Series 2021-KG05, Class X2B,
	0.10%, 1/25/31 (144A)	51,827
3,395,999(b)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F,
	3.39%, 6/25/25	3,368,556
17,102,581(b)(c)	Government National Mortgage Association, Series
	2017-21, Class IO, 0.652%, 10/16/58	683,002
3,900,000(a)	GS Mortgage Securities Corportation Trust, Series
	2021-IP, Class D, 3.424% (1 Month USD LIBOR +
	210 bps), 10/15/36 (144A)	3,636,956
5,965,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	5,862,096
8,216,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%,
	2/11/41 (144A)	7,934,686
5,685,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2016-JP3, Class AS, 3.144%, 8/15/49	5,359,649
4,215,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2016-JP4, Class A3, 3.393%, 12/15/49	4,023,357
5,435,000(b)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-BCON, Class C, 3.881%, 1/5/31 (144A)	5,373,738
6,150,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	6,097,810
3,450,000(b)	JPMDB Commercial Mortgage Securities Trust, Series
	2016-C2, Class B, 3.99%, 6/15/49	3,099,588

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 37

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
2,000,000(b)	JPMDB Commercial Mortgage Securities Trust, Series
	2016-C4, Class D, 3.197%, 12/15/49 (144A)	$ 1,530,405
7,010,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class A4, 4.211%, 6/15/51	6,939,671
45,714,000(b)	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class XB, 0.179%, 6/15/51	303,568
6,560,000	Key Commercial Mortgage Securities Trust, Series
	2019-S2, Class A3, 3.469%, 6/15/52 (144A)	6,091,196
12,700,000(a)	Med Trust, Series 2021-MDLN, Class E, 4.475% (1 Month
	USD LIBOR + 315 bps), 11/15/38 (144A)	11,966,652
5,900,000(a)	Med Trust, Series 2021-MDLN, Class F, 5.325% (1 Month
	USD LIBOR + 400 bps), 11/15/38 (144A)	5,516,596
2,628,500(b)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C21, Class C, 4.267%, 3/15/48	2,177,938
6,330,000(b)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.419%, 7/11/40 (144A)	6,100,234
254,884(a)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-01, Class M7, 3.324% (1 Month USD LIBOR
	+ 170 bps), 10/15/49 (144A)	249,525
2,000,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	1,895,650
6,380,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7,
	Class D, 4.574% (1 Month USD LIBOR +
	295 bps), 11/25/36 (144A)	5,884,865
6,285,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8,
	Class D, 4.648% (SOFR30A +
	370 bps), 1/25/37 (144A)	5,907,136
316,726	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class A, 2.833%, 10/25/52 (144A)	304,539
16,245,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%,
	7/15/41 (144A)	12,600,888
4,650,000(b)	Soho Trust, Series 2021-SOHO, Class A, 2.786%,
	8/10/38 (144A)	4,021,530
18,405,000(a)	Taubman Centers Commercial Mortgage Trust, Series
2022-DPM, Class B, 4.211% (1 Month Term SOFR +
	293 bps), 5/15/37 (144A)	17,753,194
1,774,000(b)	UBS Commercial Mortgage Trust, Series 2018-C9,
	Class C, 5.042%, 3/15/51	1,604,741
6,830,700	Wells Fargo Commercial Mortgage Trust, Series
	2016-C32, Class A3, 3.294%, 1/15/59	6,642,479
8,550,940	Wells Fargo Commercial Mortgage Trust, Series
	2016-LC24, Class A3, 2.684%, 10/15/49	8,119,946
2,715,000(b)	Wells Fargo Commercial Mortgage Trust, Series
	2018-C43, Class A4, 4.012%, 3/15/51	2,678,216
2,795,000	Wells Fargo Commercial Mortgage Trust, Series
	2019-C51, Class A4, 3.311%, 6/15/52	2,619,439

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $413,216,934)	$ 381,755,978

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	CORPORATE BONDS — 27.5% of Net Assets
	Advertising — 0.4%
11,894,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 11,696,221
8,355,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	6,713,493
	Total Advertising	$ 18,409,714
	Aerospace & Defense — 0.9%
19,915,000	Boeing Co., 3.75%, 2/1/50	$ 13,975,886
13,240,000	Boeing Co., 3.90%, 5/1/49	9,442,788
7,995,000	Boeing Co., 5.805%, 5/1/50	7,398,332
11,027,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	9,583,041
	Total Aerospace & Defense	$ 40,400,047
	Airlines — 0.4%
745,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 630,188
5,212,901	Air Canada 2017-1 Class AA Pass Through Trust,
	3.30%, 1/15/30 (144A)	4,745,495
1,320,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	1,102,889
2,490,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%,
	10/20/28 (144A)	2,355,354
4,240,329	JetBlue 2019-1 Class AA Pass Through Trust,
	2.75%, 5/15/32	3,676,040
1,611,596	JetBlue 2020-1 Class A Pass Through Trust,
	4.00%, 11/15/32	1,499,953
2,282,500	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	2,169,240
1,320,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	1,178,100
1,320,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	1,111,275
	Total Airlines	$ 18,468,534
	Auto Manufacturers — 0.4%
6,150,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	$ 4,766,250
890,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	819,052
6,320,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	6,288,400
6,464,000	General Motors Co., 6.60%, 4/1/36	6,561,324
1,605,000	General Motors Financial Co., Inc., 3.10%, 1/12/32	1,293,616
	Total Auto Manufacturers	$ 19,728,642
	Auto Parts & Equipment — 0.0%†
2,870,000	Dana, Inc., 4.25%, 9/1/30	$ 2,227,702
	Total Auto Parts & Equipment	$ 2,227,702
	Banks — 7.6%
16,300,000(b)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index +
	110 bps), 12/13/29 (144A)	$ 13,919,671
2,600,000(b)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index +
	190 bps), 3/13/37 (144A)	2,091,173

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 39

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
14,720,000(b)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	$ 14,446,291
3,655,000	Banco do Brasil SA, 3.25%, 9/30/26 (144A)	3,303,206
9,413,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	9,004,476
3,630,000	Banco Santander Mexico SA Institucion de Banca Multiple
	Grupo Financiero Santand, 5.375%, 4/17/25 (144A)	3,638,313
8,200,000(b)	Banco Santander SA, 1.722% (1 Year CMT Index +
	90 bps), 9/14/27	7,126,711
2,800,000	Banco Santander SA, 2.749%, 12/3/30	2,229,301
17,000,000(b)	Banco Santander SA, 3.225% (1 Year CMT Index +
	160 bps), 11/22/32	13,482,780
11,055,000(b)	Bank of America Corp., 2.572% (SOFR +
	121 bps), 10/20/32	9,143,992.
18,900,000(b)	Bank of America Corp., 2.884% (3 Month USD LIBOR +
	119 bps), 10/22/30	16,541,816
19,195,000(b)	Bank of Nova Scotia, 4.588% (5 Year CMT Index +
	205 bps), 5/4/37	17,695,018
7,275,000(b)	BNP Paribas SA, 2.159% (SOFR + 122 bps),
	9/15/29 (144A)	6,098,033
11,470,000(b)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	9,267,798
5,625,000(b)	BPCE SA, 3.648% (5 Year CMT Index + 190 bps),
	1/14/37 (144A)	4,728,199
7,440,000(b)	Citigroup, Inc., 2.52% (SOFR + 118 bps), 11/3/32	6,054,453
5,530,000(b)	Citigroup, Inc., 4.91% (SOFR + 209 bps), 5/24/33	5,460,094
2,095,000(b)(f)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
	489 bps) (144A)	1,618,356
10,760,000(b)(f)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	10,726,967
7,000,000(b)	Goldman Sachs Group, Inc., 2.65% (SOFR +
	126 bps), 10/21/32	5,782,013
5,815,000(b)	Goldman Sachs Group, Inc., 4.223% (3 Month USD
	LIBOR + 130 bps), 5/1/29	5,612,854
1,305,000	HSBC Bank Plc, 7.65%, 5/1/25	1,395,112
10,240,000(b)	HSBC Holdings Plc, 2.206% (SOFR + 129 bps), 8/17/29	8,624,978
11,015,000(b)	HSBC Holdings Plc, 2.871% (SOFR + 141 bps), 11/22/32	9,038,770
1,800,000(b)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	1,684,897
15,574,000(b)(f)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	10,619,898
900,000(b)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index +
	260 bps), 6/1/32 (144A)	660,820
9,060,000(b)	JPMorgan Chase & Co., 2.545% (SOFR +
	118 bps), 11/8/32	7,521,138
2,960,000(b)	JPMorgan Chase & Co., 4.586% (SOFR +
	180 bps), 4/26/33	2,917,556
7,960,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	7,808,699
9,860,000(b)	Macquarie Group, Ltd., 2.691% (SOFR + 144 bps),
	6/23/32 (144A)	7,952,964

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	Banks — (continued)
6,190,000(b)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps),
	1/14/33 (144A)	$ 5,063,469
3,490,000(b)	Mitsubishi UFJ Financial Group, Inc., 2.494% (1 Year
	CMT Index + 97 bps), 10/13/32	2,880,377
9,845,000(b)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	9,559,110
10,926,000(b)(f)	Nordea Bank Abp, 3.75% (5 Year CMT Index +
	260 bps) (144A)	8,047,079
6,210,000(b)	Santander Holdings USA, Inc., 2.49% (SOFR +
	125 bps), 1/6/28	5,488,476
2,195,000(b)	Societe Generale SA, 2.797% (1 Year CMT Index +
	130 bps), 1/19/28 (144A)	1,962,767
3,095,000(b)	Societe Generale SA, 4.027% (1 Year CMT Index +
	190 bps), 1/21/43 (144A)	2,195,096
4,550,000(b)(f)	Societe Generale SA, 5.375% (5 Year CMT Index +
	451 bps) (144A)	3,526,250
8,090,000(b)	Societe Generale SA, 6.221% (1 Year CMT Index +
	320 bps), 6/15/33 (144A)	7,741,271
17,125,000(b)	Standard Chartered Plc, 3.603% (1 Year CMT Index +
	190 bps), 1/12/33 (144A)	14,050,022
2,100,000(b)	State Street Corp., 4.421% (SOFR + 161 bps), 5/13/33	2,075,546
8,350,000	Toronto-Dominion Bank, 4.456%, 6/8/32	8,281,719
12,330,000(b)	UBS Group AG, 2.746% (1 Year CMT Index +
	110 bps), 2/11/33 (144A)	10,063,494
19,295,000(b)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	17,277,671
4,578,000(b)	UniCredit S.p.A., 5.459% (5 Year CMT Index +
	475 bps), 6/30/35 (144A)	3,707,767
7,483,000(b)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE
	Swap Rate + 491 bps), 4/2/34 (144A)	6,888,855
17,775,000(b)	US Bancorp, 2.491% (5 Year CMT Index +
	95 bps), 11/3/36	14,524,379
	Total Banks	$ 349,529,695
	Beverages — 0.3%
11,583,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 11,898,001
	Total Beverages	$ 11,898,001
	Biotechnology — 0.2%
2,429,000	Bio-Rad Laboratories, Inc., 3.70%, 3/15/32	$ 2,164,485
5,780,000	CSL Finance Plc, 4.25%, 4/27/32 (144A)	5,666,971
3,995,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	3,465,663
	Total Biotechnology	$ 11,297,119
	Building Materials — 0.3%
5,600,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	$ 4,998,000
4,490,000	Fortune Brands Home & Security, Inc., 4.50%, 3/25/52	3,488,858
625,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%,
	2/1/30 (144A)	502,977

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 41

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	Building Materials — (continued)
5,740,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	$ 4,527,425
365,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.25%, 1/15/29 (144A)	318,462
	Total Building Materials	$ 13,835,722
	Chemicals — 0.8%
16,840,000	Albemarle Corp., 5.65%, 6/1/52	$ 16,935,081
2,265,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	1,896,938
3,208,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	2,751,502
9,626,000	Olin Corp., 5.00%, 2/1/30	8,313,976
825,000	Olin Corp., 5.625%, 8/1/29	735,281
5,340,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	4,297,585
	Total Chemicals	$ 34,930,363
	Commercial Services — 0.4%
3,646,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 3,337,334
2,115,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,749,307
1,230,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,002,374
3,080,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	2,371,600
6,660,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	5,727,600
5,385,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	4,497,786
	Total Commercial Services	$ 18,686,001
	Cosmetics/Personal Care — 0.1%
3,510,000	Edgewell Personal Care Co., 5.50%, 6/1/28 (144A)	$ 3,193,749
	Total Cosmetics/Personal Care	$ 3,193,749
	Diversified Financial Services — 1.8%
6,710,000	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 3.30%, 1/30/32	$ 5,362,326
7,725,000	Air Lease Corp., 2.10%, 9/1/28	6,204,327
4,915,000	Air Lease Corp., 2.875%, 1/15/32	3,840,964
6,235,000	Air Lease Corp., 3.125%, 12/1/30	5,110,433
11,780,000	Ally Financial, Inc., 4.75%, 6/9/27	11,328,450
905,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	867,195
6,515,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	5,326,013
8,534,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	8,149,117
9,235,000(b)	Capital One Financial Corp., 5.268% (SOFR +
	237 bps), 5/10/33	9,092,560
14,325,000	Nomura Holdings, Inc., 2.999%, 1/22/32	11,667,435
4,645,000(g)	Nomura Holdings, Inc., 5.605%, 7/6/29	4,656,901
4,020,000	OneMain Finance Corp., 3.50%, 1/15/27	3,216,000

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
2,755,000(a)	OWS Cre Funding I LLC, 6.613% (1 Month USD LIBOR +
	490 bps), 9/1/23 (144A)	$ 2,717,635
8,559,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	6,553,027
	Total Diversified Financial Services	$ 84,092,383
	Electric — 1.3%
8,170,000	AES Corp., 2.45%, 1/15/31	$ 6,588,063
2,955,000	AES Corp., 3.95%, 7/15/30 (144A)	2,664,524
6,305,000(b)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT
	Index + 325 bps), 1/18/82	5,233,032
955,000	Clearway Energy Operating LLC, 3.75%,
	1/15/32 (144A)	754,546
3,825,000(b)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	3,923,264
8,840,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	7,600,819
7,410,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	5,885,637
1,150,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.50%, 8/15/28 (144A)	1,007,400
6,870,000	Puget Energy, Inc., 2.379%, 6/15/28	6,016,938
7,185,000	Puget Energy, Inc., 4.10%, 6/15/30	6,694,457
2,120,000	Puget Energy, Inc., 4.224%, 3/15/32	1,959,834
10,594,000	Vistra Operations Co. LLC, 3.70%, 1/30/27 (144A)	9,764,860
1,517,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	1,269,168
	Total Electric	$ 59,362,542
	Electrical Components & Equipments — 0.0%†
1,990,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	$ 1,743,738
	Total Electrical Components & Equipments	$ 1,743,738
	Electronics — 0.0%†
1,885,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 1,564,550
	Total Electronics	$ 1,564,550
	Energy-Alternate Sources — 0.1%
4,617,778	Adani Renewable Energy RJ, Ltd./Kodangal Solar
	Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
	10/15/39 (144A)	$ 3,431,009
261,362	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	272,343
	Total Energy-Alternate Sources	$ 3,703,352
	Engineering & Construction — 0.1%
3,763,000	Dycom Industries, Inc., 4.50%, 4/15/29 (144A)	$ 3,289,972
3,030,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	2,326,982
	Total Engineering & Construction	$ 5,616,954

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 43

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	Entertainment — 0.3%
3,441,000	International Game Technology Plc, 6.50%,
	2/15/25 (144A)	$ 3,423,795
8,400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
	4.625%, 4/16/29 (144A)	6,842,543
2,700,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
	4.625%, 4/6/31 (144A)	2,151,344
	Total Entertainment	$ 12,417,682
	Food — 0.6%
2,315,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 1,985,899
3,430,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
	Inc., 3.00%, 2/2/29 (144A)	2,897,332
3,210,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
	Inc., 3.00%, 5/15/32 (144A)	2,465,154
6,320,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
	Inc., 5.75%, 4/1/33 (144A)	6,018,473
5,405,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	4,321,946
1,800,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	1,723,500
6,070,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	4,806,286
5,935,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	4,932,676
668,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	657,423
	Total Food	$ 29,808,689
	Forest Products & Paper — 0.1%
2,728,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	$ 2,393,820
	Total Forest Products & Paper	$ 2,393,820
	Gas — 0.1%
2,810,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 2,614,100
1,673,317	Nakilat, Inc., 6.267%, 12/31/33 (144A)	1,817,557
	Total Gas	$ 4,431,657
	Hand/Machine Tools — 0.1%
3,559,000	Kennametal, Inc., 2.80%, 3/1/31	$ 2,887,617
	Total Hand/Machine Tools	$ 2,887,617
	Healthcare-Products — 0.2%
2,139,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	$ 2,088,012
10,178,000	Smith & Nephew Plc, 2.032%, 10/14/30	8,119,511
	Total Healthcare-Products	$ 10,207,523
	Healthcare-Services — 0.3%
16,810,000	Fresenius Medical Care US Finance III, Inc., 2.375%,
	2/16/31 (144A)	$ 13,324,415
2,440,000	Tenet Healthcare Corp., 6.125%, 6/15/30 (144A)	2,299,749
	Total Healthcare-Services	$ 15,624,164

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	Insurance — 1.5%
1,683,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 1,414,972
2,145,000	AXA SA, 8.60%, 12/15/30	2,514,864
13,975,000	CNO Global Funding, 2.65%, 1/6/29 (144A)	12,201,256
2,720,000(b)	Farmers Exchange Capital III, 5.454% (3 Month USD
	LIBOR + 345 bps), 10/15/54 (144A)	2,688,851
8,910,000(b)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	8,059,983
16,962,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	20,531,782
14,190,000	Nationwide Mutual Insurance Co., 4.35%,
	4/30/50 (144A)	12,020,274
9,700,000(b)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index +
	260 bps), 9/16/51 (144A)	7,866,096
2,590,000	Primerica, Inc., 2.80%, 11/19/31	2,173,389
635,000	Teachers Insurance & Annuity Association of America,
	6.85%, 12/16/39 (144A)	749,901
	Total Insurance	$ 70,221,368
	Iron & Steel — 0.1%
2,185,000	Cleveland-Cliffs, Inc., 4.875%, 3/1/31 (144A)	$ 1,926,447
2,860,000	Commercial Metals Co., 4.375%, 3/15/32	2,342,551
1,065,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	1,042,752
1,130,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	1,113,050
	Total Iron & Steel	$ 6,424,800
	Lodging — 0.4%
1,750,000	Genting New York LLC/GENNY Capital, Inc., 3.30%,
	2/15/26 (144A)	$ 1,570,244
14,805,000	Marriott International, Inc., 3.50%, 10/15/32	12,807,987
2,845,000	Marriott International, Inc., 4.625%, 6/15/30	2,733,730
3,945,000	Sands China, Ltd., 4.875%, 6/18/30	2,864,622
	Total Lodging	$ 19,976,583
	Machinery-Construction & Mining — 0.1%
5,155,000	Weir Group Plc, 2.20%, 5/13/26 (144A)	$ 4,537,563
	Total Machinery-Construction & Mining	$ 4,537,563
	Media — 0.4%
1,085,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.50%, 6/1/33 (144A)	$ 857,150
7,800,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.75%, 3/1/30 (144A)	6,677,389
4,380,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital, 4.40%, 4/1/33	3,916,334
5,325,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	3,567,750
2,125,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	1,432,314
	Total Media	$ 16,450,937

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 45

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	Mining — 0.5%
5,890,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	$ 5,095,503
4,475,000	Anglo American Capital Plc, 4.75%, 3/16/52 (144A)	3,866,272
4,092,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	3,368,812
7,176,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
	4/1/31 (144A)	5,820,032
1,560,000	FMG Resources August 2006 Pty, Ltd., 6.125%,
	4/15/32 (144A)	1,404,000
1,885,000	Novelis Corp., 3.875%, 8/15/31 (144A)	1,445,324
	Total Mining	$ 20,999,943
	Multi-National — 0.3%
5,565,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 4,780,780
6,560,000	Banque Ouest Africaine de Developpement, 4.70%,
	10/22/31 (144A)	5,444,800
2,030,000	Banque Ouest Africaine de Developpement, 5.00%,
	7/27/27 (144A)	1,844,783
	Total Multi-National	$ 12,070,363
	Oil & Gas — 0.9%
1,225,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	$ 1,100,969
2,580,000	Lundin Energy Finance BV, 2.00%, 7/15/26 (144A)	2,307,257
18,980,000	Lundin Energy Finance BV, 3.10%, 7/15/31 (144A)	15,743,795
3,755,000	Petroleos Mexicanos, 6.70%, 2/16/32	2,863,188
11,125,000	Phillips 66 Co., 3.75%, 3/1/28 (144A)	10,592,405
7,773,000	Valero Energy Corp., 6.625%, 6/15/37	8,473,962
	Total Oil & Gas	$ 41,081,576
	Oil & Gas Services — 0.0%†
2,065,000	Halliburton Co., 7.60%, 8/15/96 (144A)	$ 2,106,418
	Total Oil & Gas Services	$ 2,106,418
	Pharmaceuticals — 0.5%
1,770,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 1,491,949
4,830,000	Bausch Health Americas, Inc., 9.25%, 4/1/26 (144A)	3,453,450
8,544,000	Teva Pharmaceutical Finance Netherlands III BV,
	3.15%, 10/1/26	7,006,080
2,720,000	Teva Pharmaceutical Finance Netherlands III BV,
	4.75%, 5/9/27	2,323,767
2,720,000	Teva Pharmaceutical Finance Netherlands III BV,
	5.125%, 5/9/29	2,240,600
4,750,000	Teva Pharmaceutical Finance Netherlands III BV,
	7.125%, 1/31/25	4,630,672
	Total Pharmaceuticals	$ 21,146,518

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	Pipelines — 1.9%
2,265,000	Boardwalk Pipelines LP, 3.60%, 9/1/32	$ 1,920,461
3,165,000	DCP Midstream Operating LP, 5.375%, 7/15/25	3,077,962
3,092,000	DCP Midstream Operating LP, 5.60%, 4/1/44	2,498,692
2,930,000	Energy Transfer LP, 4.15%, 9/15/29	2,687,724
13,251,000	Energy Transfer LP, 4.95%, 5/15/28	12,973,945
4,800,000	Energy Transfer LP, 5.35%, 5/15/45	4,198,810
3,750,000	Energy Transfer LP, 6.00%, 6/15/48	3,541,330
14,417,000(b)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index +
	531 bps)	12,371,971
470,000	EnLink Midstream LLC, 5.375%, 6/1/29	411,288
7,631,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	5,400,764
3,944,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	2,791,782
1,656,000	Hess Midstream Operations LP, 5.50%, 10/15/30 (144A)	1,486,260
9,120,000	MPLX LP, 4.25%, 12/1/27	8,814,436
7,725,000	MPLX LP, 4.95%, 3/14/52	6,752,416
6,295,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	5,258,729
2,270,000	Williams Cos., Inc., 7.75%, 6/15/31	2,664,591
7,360,000	Williams Cos., Inc., 7.50%, 1/15/31	8,473,585
	Total Pipelines	$ 85,324,746
	Real Estate — 0.1%
5,130,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 4,014,225
	Total Real Estate	$ 4,014,225
	REITs — 1.4%
4,020,000	Corporate Office Properties LP, 2.00%, 1/15/29	$ 3,246,660
5,245,000	Corporate Office Properties LP, 2.75%, 4/15/31	4,250,171
4,450,000	Corporate Office Properties LP, 2.90%, 12/1/33	3,456,017
1,955,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	1,568,357
4,748,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	4,083,280
8,169,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30	7,053,085
2,900,000	Highwoods Realty LP, 2.60%, 2/1/31	2,387,788
6,520,000	Highwoods Realty LP, 4.125%, 3/15/28	6,241,696
5,771,000	Iron Mountain, Inc., 4.50%, 2/15/31 (144A)	4,715,744
1,184,000	iStar, Inc., 4.25%, 8/1/25	1,092,240
7,870,000	LXP Industrial Trust, 2.375%, 10/1/31	6,102,319
4,880,000	LXP Industrial Trust, 2.70%, 9/15/30	4,015,424
6,975,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	6,869,903
3,420,000	Sun Communities Operating LP, 2.30%, 11/1/28	2,931,054
4,865,000	UDR, Inc., 4.40%, 1/26/29	4,811,357
	Total REITs	$ 62,825,095

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 47

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	Retail — 0.7%
1,675,000	AutoNation, Inc., 1.95%, 8/1/28	$ 1,396,125
1,675,000	AutoNation, Inc., 2.40%, 8/1/31	1,295,704
7,335,000	AutoNation, Inc., 3.85%, 3/1/32	6,337,566
3,775,000	AutoNation, Inc., 4.75%, 6/1/30	3,559,166
690,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	561,124
11,070,000	Dollar Tree, Inc., 2.65%, 12/1/31	9,147,727
8,895,000	Lowe’s Cos., Inc., 3.75%, 4/1/32	8,275,703
	Total Retail	$ 30,573,115
	Semiconductors — 0.5%
978,000	Broadcom, Inc., 3.137%, 11/15/35 (144A)	$ 748,316
14,123,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	10,776,941
3,930,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	3,561,594
2,960,000	Broadcom, Inc., 4.30%, 11/15/32	2,696,088
8,577,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	7,063,494
	Total Semiconductors	$ 24,846,433
	Software — 0.5%
14,250,000	Autodesk, Inc., 2.40%, 12/15/31	$ 11,668,030
12,412,000	Broadridge Financial Solutions, Inc., 2.60%, 5/1/31	10,379,868
	Total Software	$ 22,047,898
	Telecommunications — 0.8%
1,945,000	Altice France SA, 5.125%, 7/15/29 (144A)	$ 1,468,475
7,584,000	Altice France SA, 5.50%, 1/15/28 (144A)	6,010,320
2,673,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	2,278,733
1,155,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	978,148
9,430,000	Motorola Solutions, Inc., 2.30%, 11/15/30	7,397,282
4,420,000	Motorola Solutions, Inc., 5.60%, 6/1/32	4,458,232
5,714,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	5,685,442
4,220,000	T-Mobile USA, Inc., 2.55%, 2/15/31	3,560,285
5,250,000	T-Mobile USA, Inc., 2.70%, 3/15/32 (144A)	4,417,510
	Total Telecommunications	$ 36,254,427
	Trucking & Leasing — 0.1%
6,820,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.40%, 7/1/27 (144A)	$ 6,695,055
	Total Trucking & Leasing	$ 6,695,055
	TOTAL CORPORATE BONDS
	(Cost $1,465,126,659)	$1,264,057,023

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Annual Report | 6/30/22

Shares		Value
CONVERTIBLE PREFERRED STOCKS — 1.5% of
Net Assets
Banks — 1.5%
8,080(f)	Bank of America Corp., 7.25%	$ 9,732,360
48,040(f)	Wells Fargo & Co., 7.50%	58,393,100
	Total Banks	$ 68,125,460
TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $77,464,827)	$ 68,125,460

Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.9% of Net Assets (h)
Arizona — 0.1%
2,710,000	Maricopa County Industrial Development Authority,
	Banner Health, Series 2019F, 3.00%, 1/1/49	$ 2,119,952
	Total Arizona	$ 2,119,952
California — 0.1%
2,785,000	California Health Facilities Financing Authority,
	Cedars-Sinai Health System, Series A, 3.00%, 8/15/51	$ 2,159,183
1,395,000	Regents of the University of California, Medical Center
	Pooled Revenue, Series P, 4.00%, 5/15/53	1,342,952
	Total California	$ 3,502,135
Florida — 0.0%†
2,090,000	South Broward Hospital District, South Broward Hospital
	District Obligated Group, Series A, 2.50%, 5/1/47	$ 1,461,433
	Total Florida	$ 1,461,433
Georgia — 0.0%†
1,205,000	Gainesville & Hall County Hospital Authority, Northeast
Georgia Health System, Inc. Project, Series A,
	3.00%, 2/15/51	$ 914,438
	Total Georgia	$ 914,438
Massachusetts — 0.0%†
2,210,000(i)	Commonwealth of Massachusetts, Series B, 3.00%, 4/1/47	$ 1,789,570
	Total Massachusetts	$ 1,789,570
Missouri — 0.0%†
555,000	Health & Educational Facilities Authority of the State of
	Missouri, BJC Health System, Series A, 3.00%, 7/1/38	$ 478,854
	Total Missouri	$ 478,854

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 49

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
Nebraska — 0.1%
1,100,000(i)	Lancaster County School District 001, 2.00%, 1/15/43	$ 766,865
4,105,000	University of Nebraska Facilities Corp., Green Bond,
	Series B, 3.00%, 7/15/54	3,156,293
	Total Nebraska	$ 3,923,158
New Jersey — 0.1%
1,395,000	New Jersey Health Care Facilities Financing Authority,
Atlanticare Health System Obligated Group Issue,
	3.00%, 7/1/46	$ 1,128,081
3,000,000	New Jersey Health Care Facilities Financing Authority,
RWJ Barnabas Health Obligated Group Issue,
	3.00%, 7/1/51	2,380,230
	Total New Jersey	$ 3,508,311
New York — 0.0%†
2,205,000	New York State Thruway Authority, Series A-1, 3.00%,
	3/15/50	$ 1,698,776
	Total New York	$ 1,698,776
North Carolina — 0.1%
2,215,000	City of Charlotte Airport Revenue, Charlotte Douglas
	International Airport Revenue, Series A, 4.00%, 7/1/47	$ 2,195,087
	Total North Carolina	$ 2,195,087
Oregon — 0.0%†
1,950,000	Oregon Health & Science University, Green Bond,
	Series A, 3.00%, 7/1/51	$ 1,523,671
	Total Oregon	$ 1,523,671
Pennsylvania — 0.1%
4,175,000	Montgomery County Higher Education and Health
Authority, Thomas Jefferson University, Series B,
	4.00%, 5/1/56	$ 3,716,669
930,000	Pennsylvania Turnpike Commission, Series C,
	3.00%, 12/1/51	719,894
	Total Pennsylvania	$ 4,436,563
Tennessee — 0.0%†
305,000	City of Memphis TN Water Revenue, Memphis Light,
	Gas and Water Division, 3.00%, 12/1/45	$ 252,147
	Total Tennessee	$ 252,147
Texas — 0.1%
3,760,000	Harris County Cultural Education Facilities Finance Corp.,
	Texas Children’s Hospital, 3.00%, 10/1/51	$ 2,980,965
1,395,000	Texas Water Development Board, State Revolving
	Fund, 3.00%, 8/1/40	1,250,032
	Total Texas	$ 4,230,997

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
Virginia — 0.2%
945,000	Hampton Roads Transportation Accountability
	Commission, Series A, 4.00%, 7/1/57	$ 893,942
1,670,000	Roanoke Economic Development Authority, Carilion
	Clinic Obligated Group, 3.00%, 7/1/45	1,350,779
710,000	Rockingham County Economic Development Authority,
	Sentara RMH Medical Center, Series A, 3.00%, 11/1/46	562,143
2,860,000	Virginia College Building Authority, Series C,
	3.00%, 9/1/51	2,280,478
2,335,000	Virginia Commonwealth Transportation Board,
	Transportation Capital Projects, 4.00%, 5/15/32	2,382,424
	Total Virginia	$ 7,469,766
TOTAL MUNICIPAL BONDS
	(Cost $38,773,719)	$ 39,504,858
INSURANCE-LINKED SECURITIES — 2.8% of
Net Assets#
Event Linked Bonds — 0.6%
Earthquakes – California — 0.1%
1,000,000(a)	Phoenician Re, 4.193%, (3 Month U.S. Treasury Bill +
	250 bps), 12/14/24 (144A)	$ 966,500
1,750,000(a)	Sutter Re, 6.924%, (3 Month U.S. Treasury Bill +
	504 bps), 5/23/23 (144A)	1,748,425
$ 2,714,925
Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development,
	5.141%, (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 250,750
Health – U.S. — 0.1%
2,500,000(a)	Vitality Re X, 3.443%, (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 2,481,000
Inland Flood – U.S. — 0.1%
2,000,000(a)	FloodSmart Re, 12.948%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$ 1,924,000
1,250,000(a)	FloodSmart Re, 15.273%, (3 Month U.S. Treasury Bill +
	1,358 bps), 3/1/24 (144A)	1,140,875
750,000(a)	FloodSmart Re, 16.773%, (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	701,550
$ 3,766,425
Multiperil – U.S. — 0.2%
100,000(a)	Caelus Re V, 1.726%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	$ 75,000
500,000(a)	Four Lakes Re, 6.448%, (3 Month U.S. Treasury Bill +
	475 bps), 1/7/25 (144A)	492,300
500,000(a)	Herbie Re, 11.346%, (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	504,250

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 51

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
2,000,000(a)	Matterhorn Re, 6.825%, (SOFR + 525 bps), 3/24/25 (144A)	$ 1,952,000
1,000,000(a)	Matterhorn Re, 9.26%, (SOFR + 775 bps), 3/24/25 (144A)	982,400
2,750,000(a)	Sanders Re II, 4.788%, (3 Month U.S. Treasury Bill +
	325 bps), 4/7/25 (144A)	2,712,875
$ 6,718,825
Multiperil – U.S. & Canada — 0.0%†
250,000(a)	Matterhorn Re, 7.172%, (SOFR + 575 bps),
	12/8/25 (144A)	$ 241,125
750,000(a)	Northshore Re II, Ltd., 8.00%, (3 Month U.S. Treasury
	Bill + 800 bps), 7/8/25 (144A)	750,000
$ 991,125
Multiperil – U.S. Regional — 0.1%
1,000,000(a)	Kilimanjaro III Re, Ltd., 5.25%, (3 Month U.S. Treasury
	Bill + 525 bps), 6/25/25 (144A)	$ 999,900
3,500,000(a)	Long Point Re IV, Ltd., 5.945%, (3 Month USD LIBOR +
	425 bps), 6/1/26 (144A)	3,496,500
1,250,000(a)	Matterhorn Re, 6.693%, (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	1,125,000
$ 5,621,400
Pandemic – U.S — 0.0%†
1,000,000(a)	Vitality Re XI, 3.493%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 975,500
Windstorm – Florida — 0.0%†
750,000(a)	Integrity Re, Ltd., 8.698%, (3 Month U.S. Treasury Bill +
	700 bps), 6/6/25 (144A)	$ 747,000
Windstorm – U.S — 0.0%†
250,000(a)	Bonanza Re, 7.448%, (3 Month U.S. Treasury Bill +
	575 bps), 3/16/25 (144A)	$ 246,525
Windstorm – U.S. Regional — 0.0%†
1,000,000(a)	Commonwealth Re, Ltd., 3.50%, (3 Month U.S. Treasury Bill +
	350 bps), 7/8/25 (144A)	$ 999,000
	Total Event Linked Bonds	$ 25,512,475

Face
Amount
USD ($)

Collateralized Reinsurance — 0.5%
Earthquakes – California — 0.0%†
1,006,000(j)+	Adare Re 2022, 12/31/27	$ 1,030,275

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Annual Report | 6/30/22

Face
Amount
USD ($)		Value
	Multiperil – Massachusetts — 0.1%
1,250,000(j)+	Ailsa Re 2022, 5/31/28	$ 1,208,549
2,000,000(j)(k)+	Denning Re 2021, 7/31/25	2,003,334
		$ 3,211,883
	Multiperil – U.S. — 0.1%
8,000,000(j)(k)+	Ballybunion Re 2020, 2/28/23	$ 903,793
2,250,000(j)(k)+	Ballybunion Re 2021-3, 7/31/25	2,281,500
1,750,000(j)(k)+	Ballybunion Re 2022, 12/31/27	1,767,500
750,000(j)(k)+	Dingle Re 2020, 12/31/22	4,463
500,000(j)+	Port Royal Re 2022, 4/30/28	485,088
		$ 5,442,344
	Multiperil – Worldwide — 0.2%
5,500,000(j)+	Gamboge Re 2022, 3/31/28	$ 5,084,894
20,000(j)(k)+	Limestone Re, 9/9/22 (144A)	—
167,000(j)+	Limestone Re, 10/1/23 (144A)	—
1,420,000(j)(k)+	Limestone Re 2020-1, 3/1/24 (144A)	47,854
480,000(j)(k)+	Limestone Re 2020-1, 3/1/24 (144A)	16,176
250,000(j)(k)+	Merion Re 2022-1, 12/31/27	228,096
250,000(j)(k)+	Old Head Re 2022, 12/31/27	218,912
1,000,000(j)(k)+	Pine Valley Re 2022, 12/31/27	956,890
553,333(j)(k)+	Walton Health Re 2018, 6/15/23	44,047
350,000(j)(k)+	Walton Health Re 2019, 6/30/23	292,110
		$ 6,888,979
	Windstorm – Florida — 0.0%†
1,500,000(j)(k)+	Formby Re 2018, 2/28/23	$ 134,263
	Windstorm – U.S — 0.0%†
500,000(j)+	Shadow Creek Re 2021, 7/31/25	$ 7,593
	Windstorm – U.S. Regional — 0.1%
1,000,000(j)(k)+	Oakmont Re 2017, 4/30/23	$ 29,400
7,255,240(j)(k)+	Oakmont Re 2020, 3/31/27	270,824
4,500,000(j)+	Oakmont Re 2022, 4/1/28	4,216,349
		$ 4,516,573
	Total Collateralized Reinsurance	$ 21,231,910
	Reinsurance Sidecars — 1.6%
	Multiperil – U.S. — 0.0%†
2,000,000(j)(k)+	Carnoustie Re 2020, 12/31/23	$ 271,200
1,853,719(j)(k)+	Carnoustie Re 2021, 12/31/24	87,865
1,000,000(j)(k)+	Carnoustie Re 2022, 12/31/27	1,042,841
2,000,000(k)(l)+	Harambee Re 2018, 12/31/22	—
5,000,000(l)+	Harambee Re 2019, 12/31/22	14,000
4,000,000(k)(l)+	Harambee Re 2020, 12/31/23	102,400
		$ 1,518,306

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 53

Schedule of Investments | 6/30/22 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 1.6%
2,200(j)+	Alturas Re 2019-1, 3/10/23 (144A)	$ 10,061
34,018(l)+	Alturas Re 2019-2, 3/10/23	11,532
24,550(k)(l)+	Alturas Re 2019-3, 9/12/23	679
285,668(j)(k)+	Alturas Re 2020-1A, 3/10/23 (144A)	8,970
363,577(j)+	Alturas Re 2020-1B, 3/10/23 (144A)	11,453
540,698(l)+	Alturas Re 2020-2, 1/31/23	152,720
225,450(k)(l)+	Alturas Re 2020-3, 9/30/24	—
3,959,302(k)(l)+	Alturas Re 2021-2, 12/31/24	—
213,682(k)(l)+	Alturas Re 2021-3, 7/31/25	195,733
3,752,400(k)(l)+	Alturas Re 2022-2, 12/31/27	3,908,125
2,000,000(j)(k)+	Bantry Re 2016, 3/31/23	120,900
5,000,000(j)(k)+	Bantry Re 2019, 12/31/22	169,818
4,776,758(j)(k)+	Bantry Re 2020, 12/31/23	310,864
5,000,000(j)(k)+	Bantry Re 2021, 12/31/24	757,000
4,171,573(j)(k)+	Bantry Re 2022, 12/31/27	4,315,316
10,192,268(j)(k)+	Berwick Re 2018-1, 12/31/22	787,862
7,281,734(j)(k)+	Berwick Re 2019-1, 12/31/22	870,167
3,000,000(j)+	Berwick Re 2020-1, 12/31/23	300
4,500,000(j)+	Berwick Re 2022, 12/31/27	4,633,168
59,061(j)+	Eden Re II, 3/22/23 (144A)	150,180
6,000(j)+	Eden Re II, 3/22/23 (144A)	15,395
640,000(j)+	Eden Re II, 3/22/24 (144A)	347,520
210,000(j)(k)+	Eden Re II, 3/22/24 (144A)	113,190
2,250,000(j)(k)+	Eden Re II, 3/21/25 (144A)	1,874,250
5,200,000(j)+	Eden Re II, 3/20/26 (144A)	5,200,000
1,000,000(j)(k)+	Gleneagles Re 2018, 12/31/22	118,300
1,250,000(j)(k)+	Gleneagles Re 2020, 12/31/23	124,929
1,250,000(j)(k)+	Gleneagles Re 2021, 12/31/24	277,857
1,250,000(j)(k)+	Gleneagles Re 2022, 12/31/27	1,267,767
2,118,314(j)(k)+	Gullane Re 2018, 12/31/22	131,133
6,000,000(j)(k)+	Gullane Re 2022, 12/31/27	6,223,274
500,000(l)+	Lion Rock Re 2019, 1/31/23	—
500,000(l)+	Lion Rock Re 2020, 1/31/23	—
500,000(k)(l)+	Lion Rock Re 2021, 12/31/24	214,250
2,993,180(k)(l)+	Lorenz Re 2019, 6/30/23	285,849
2,480,490(k)(l)+	Lorenz Re 2020, 6/30/23	169,914
2,019,510(k)(l)+	Lorenz Re 2020, 6/30/23	138,538
7,000,000(j)(k)+	Merion Re 2018-2, 12/31/22	1,158,500
9,000,000(j)(k)+	Merion Re 2021-2, 12/31/24	1,953,900
6,551,154(j)(k)+	Merion Re 2022-2, 12/31/27	6,639,303
3,000,000(j)(k)+	Pangaea Re 2016-2, 11/30/22	5,350
3,800,000(j)(k)+	Pangaea Re 2018-1, 12/31/22	80,007

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Annual Report | 6/30/22

Face
Amount
USD ($)		Value
	Multiperil – Worldwide (continued)
6,500,000(j)(k)+	Pangaea Re 2018-3, 7/1/23	$ 134,832
4,017,011(j)(k)+	Pangaea Re 2019-1, 2/1/23	83,704
4,779,537(j)(k)+	Pangaea Re 2019-3, 7/1/23	171,924
3,974,837(j)+	Pangaea Re 2020-1, 2/1/24	84,354
5,000,000(j)+	Pangaea Re 2020-3, 7/1/24	70,391
5,000,000(j)+	Pangaea Re 2021-1, 12/31/24	144,254
4,727,246(j)(k)+	Pangaea Re 2022-1, 12/31/27	4,916,336
2,750,000(k)+	Pangaea Re 2022-3, 5/31/28	2,777,500
1,250,000(j)(k)+	Phoenix One Re, 1/4/27	1,363,750
1,260,000(k)+	Sector Re V, 12/1/23 (144A)	161,231
240,014(j)(k)+	Sector Re V, 12/1/23 (144A)	37,281
600,000(j)+	Sector Re V, 3/1/24 (144A)	449,904
1,914(j)+	Sector Re V, 3/1/24 (144A)	46,287
99,999(j)+	Sector Re V, 12/1/24 (144A)	284,746
200,000(j)+	Sector Re V, 12/1/24 (144A)	569,499
3,490(j)+	Sector Re V, 3/1/25 (144A)	47,338
3,326(j)(k)+	Sector Re V, 12/1/25 (144A)	167,243
5,986(j)(k)+	Sector Re V, 12/1/25 (144A)	300,998
500,000(a)(j)(k)+	Sector Re V, 12/1/26 (144A)	511,458
4,199,987(a)(j)(k)+	Sector Re V, 12/1/26 (144A)	4,296,238
3,609,700(j)+	Sussex Re 2020-1, 12/31/22	26,712
1,250,000(j)(k)+	Sussex Re 2021-1, 12/31/24	123,375
3,000,000(k)(l)+	Thopas Re 2019, 12/31/22	4,800
6,000,000(l)+	Thopas Re 2020, 12/31/23	—
7,000,000(k)(l)+	Thopas Re 2021, 12/31/24	—
4,000,000(k)(l)+	Thopas Re 2022, 12/31/27	4,135,200
4,228,426(k)(l)+	Torricelli Re 2021, 7/31/25	4,258,448
2,000,000(j)+	Versutus Re 2018, 12/31/22	2,200
1,765,095(j)+	Versutus Re 2019-A, 12/31/22	7,590
1,734,905(j)+	Versutus Re 2019-B, 12/31/22	5,205
1,000,000(k)(l)+	Viribus Re 2018, 12/31/22	—
3,650,000(k)(l)+	Viribus Re 2019, 12/31/22	48,910
4,139,570(k)(l)+	Viribus Re 2020, 12/31/23	182,141
3,000,000(l)+	Viribus Re 2022, 12/31/27	3,376,800
1,623,326(j)(k)+	Woburn Re 2018, 12/31/22	85,359
4,979,452(j)(k)+	Woburn Re 2019, 12/31/22	1,061,857
		$ 72,691,939
	Total Reinsurance Sidecars	$ 74,210,245
	Industry Loss Warranties — 0.1%
	Earthquakes – U.S. — 0.0%†
3,000,000(j)+	Vermillion Re 2022, 12/31/27	$ 2,933,445

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 55

Schedule of Investments | 6/30/22 (continued)

Face
Amount
USD ($)		Value
	Windstorm – U.S. Regional — 0.1%
4,000,000+	Streamsong Re 2022, 12/15/27	$ 3,707,740
	Total Industry Loss Warranties	$ 6,641,185
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $128,816,369)	$ 127,595,815

Principal
Amount
USD ($)
	FOREIGN GOVERNMENT BOND —
	0.2% of Net Assets
	Mexico — 0.2%
12,320,000	Mexico Government International Bond,
	4.600%, 2/10/48	$ 9,622,290
	Total Mexico	$ 9,622,290
	TOTAL FOREIGN GOVERNMENT BOND
	(Cost $11,393,049)	$ 9,622,290
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 48.4% of Net Assets
142,908	Fannie Mae, 1.500%, 3/1/41	$ 122,062
38,704,716	Fannie Mae, 1.500%, 11/1/41	33,242,562
1,295,362	Fannie Mae, 1.500%, 1/1/42	1,112,477
19,792,138	Fannie Mae, 1.500%, 1/1/42	16,997,186
13,062,089	Fannie Mae, 1.500%, 1/1/42	11,219,404
16,075,382	Fannie Mae, 1.500%, 2/1/42	13,809,237
4,358,900	Fannie Mae, 1.500%, 3/1/42	3,743,790
22,110,004	Fannie Mae, 2.000%, 12/1/41	19,808,975
1,102,351	Fannie Mae, 2.000%, 2/1/42	981,383
387,722	Fannie Mae, 2.000%, 2/1/42	345,174
1,055,468	Fannie Mae, 2.000%, 11/1/50	925,906
647,550	Fannie Mae, 2.000%, 1/1/51	570,637
11,432,882	Fannie Mae, 2.000%, 11/1/51	10,016,225
171,000,000	Fannie Mae, 2.000%, 7/1/52 (TBA)	148,713,223
483,775	Fannie Mae, 2.500%, 7/1/30	475,208
443,526	Fannie Mae, 2.500%, 7/1/30	435,673
742,507	Fannie Mae, 2.500%, 7/1/30	729,359
108,952	Fannie Mae, 2.500%, 12/1/42	99,412
102,405	Fannie Mae, 2.500%, 12/1/42	93,426
106,087	Fannie Mae, 2.500%, 1/1/43	96,803
1,161,750	Fannie Mae, 2.500%, 2/1/43	1,059,886
43,778	Fannie Mae, 2.500%, 2/1/43	39,616
45,426	Fannie Mae, 2.500%, 2/1/43	41,016

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
137,530	Fannie Mae, 2.500%, 3/1/43	$ 125,485
78,259	Fannie Mae, 2.500%, 4/1/43	70,711
127,073	Fannie Mae, 2.500%, 8/1/43	115,968
71,848	Fannie Mae, 2.500%, 12/1/43	65,583
103,571	Fannie Mae, 2.500%, 3/1/44	94,225
655,325	Fannie Mae, 2.500%, 4/1/45	595,712
646,621	Fannie Mae, 2.500%, 4/1/45	587,753
219,491	Fannie Mae, 2.500%, 4/1/45	199,518
124,389	Fannie Mae, 2.500%, 4/1/45	113,095
189,037	Fannie Mae, 2.500%, 4/1/45	171,814
252,336	Fannie Mae, 2.500%, 4/1/45	229,376
69,646	Fannie Mae, 2.500%, 4/1/45	63,317
102,426	Fannie Mae, 2.500%, 4/1/45	93,124
26,046	Fannie Mae, 2.500%, 5/1/45	23,674
54,391	Fannie Mae, 2.500%, 7/1/45	49,437
52,264	Fannie Mae, 2.500%, 8/1/45	47,466
40,371	Fannie Mae, 2.500%, 1/1/46	36,693
18,030,613	Fannie Mae, 2.500%, 10/1/51	16,276,253
11,347,296	Fannie Mae, 2.500%, 12/1/51	10,270,739
23,952,741	Fannie Mae, 2.500%, 1/1/52	21,695,218
4,465,895	Fannie Mae, 2.500%, 4/1/52	4,046,547
246,000,000	Fannie Mae, 2.500%, 7/1/52 (TBA)	221,649,845
1,310,168	Fannie Mae, 3.000%, 10/1/30	1,306,939
474,625	Fannie Mae, 3.000%, 4/1/31	473,455
9,000,000	Fannie Mae, 3.000%, 7/1/37 (TBA)	8,800,664
183,052	Fannie Mae, 3.000%, 6/1/40	173,738
8,060,453	Fannie Mae, 3.000%, 8/1/42	7,716,983
1,948,254	Fannie Mae, 3.000%, 9/1/42	1,865,357
2,614,004	Fannie Mae, 3.000%, 5/1/43	2,500,785
237,828	Fannie Mae, 3.000%, 7/1/43	227,471
544,080	Fannie Mae, 3.000%, 8/1/43	519,056
1,643,649	Fannie Mae, 3.000%, 9/1/43	1,571,951
326,851	Fannie Mae, 3.000%, 3/1/45	311,868
3,225,780	Fannie Mae, 3.000%, 6/1/45	3,074,295
1,142,161	Fannie Mae, 3.000%, 3/1/47	1,080,391
3,193,103	Fannie Mae, 3.000%, 4/1/50	3,039,367
16,709,477	Fannie Mae, 3.000%, 1/1/52	15,731,734
4,957,808	Fannie Mae, 3.000%, 3/1/52	4,633,615
22,271,849	Fannie Mae, 3.000%, 3/1/52	21,089,263
16,184,262	Fannie Mae, 3.000%, 4/1/52	15,219,418

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 57

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
51,000,000	Fannie Mae, 3.000%, 7/1/52 (TBA)	$ 47,556,504
975,285	Fannie Mae, 3.500%, 6/1/28	976,478
10,000,000	Fannie Mae, 3.500%, 7/1/37 (TBA)	9,947,266
304,262	Fannie Mae, 3.500%, 11/1/40	299,853
254,318	Fannie Mae, 3.500%, 10/1/41	250,951
1,681,099	Fannie Mae, 3.500%, 11/1/41	1,656,665
191,839	Fannie Mae, 3.500%, 6/1/42	188,814
815,642	Fannie Mae, 3.500%, 7/1/42	801,173
906,420	Fannie Mae, 3.500%, 8/1/42	892,171
124,373	Fannie Mae, 3.500%, 10/1/42	121,377
102,336	Fannie Mae, 3.500%, 11/1/42	100,689
241,033	Fannie Mae, 3.500%, 12/1/42	237,403
186,231	Fannie Mae, 3.500%, 12/1/42	183,294
530,114	Fannie Mae, 3.500%, 4/1/45	520,454
1,773,451	Fannie Mae, 3.500%, 6/1/45	1,740,442
3,759,156	Fannie Mae, 3.500%, 8/1/45	3,722,490
3,473,016	Fannie Mae, 3.500%, 9/1/45	3,400,879
1,376,789	Fannie Mae, 3.500%, 9/1/45	1,346,909
454,744	Fannie Mae, 3.500%, 10/1/45	445,538
5,331,660	Fannie Mae, 3.500%, 11/1/45	5,279,670
1,358,593	Fannie Mae, 3.500%, 5/1/46	1,330,490
155,528	Fannie Mae, 3.500%, 10/1/46	152,313
3,596,124	Fannie Mae, 3.500%, 1/1/47	3,521,830
2,842,068	Fannie Mae, 3.500%, 1/1/47	2,783,229
1,331,691	Fannie Mae, 3.500%, 1/1/47	1,302,273
34,470	Fannie Mae, 3.500%, 2/1/47	33,927
81,894	Fannie Mae, 3.500%, 7/1/47	80,081
93,836	Fannie Mae, 3.500%, 10/1/47	91,862
266,283	Fannie Mae, 3.500%, 12/1/47	263,686
2,649,190	Fannie Mae, 3.500%, 12/1/47	2,594,555
29,146	Fannie Mae, 3.500%, 2/1/49	27,614
33,534	Fannie Mae, 3.500%, 4/1/49	31,332
816,892	Fannie Mae, 3.500%, 5/1/49	806,144
1,239,081	Fannie Mae, 3.500%, 5/1/49	1,227,039
33,863	Fannie Mae, 3.500%, 7/1/49	32,990
1,945,943	Fannie Mae, 3.500%, 7/1/51	1,890,736
1,027,535	Fannie Mae, 3.500%, 8/1/51	991,026
1,315,903	Fannie Mae, 3.500%, 9/1/51	1,269,863
125,306	Fannie Mae, 3.500%, 9/1/51	120,852
267,302	Fannie Mae, 3.500%, 10/1/51	258,002

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
235,855	Fannie Mae, 3.500%, 12/1/51	$ 227,463
1,102,999	Fannie Mae, 3.500%, 2/1/52	1,064,407
248,877	Fannie Mae, 3.500%, 2/1/52	240,015
814,682	Fannie Mae, 3.500%, 2/1/52	785,673
274,848	Fannie Mae, 3.500%, 3/1/52	265,285
307,774	Fannie Mae, 3.500%, 3/1/52	297,196
451,535	Fannie Mae, 3.500%, 3/1/52	436,016
1,888,530	Fannie Mae, 3.500%, 4/1/52	1,821,332
1,016,181	Fannie Mae, 3.500%, 4/1/52	981,178
1,666,345	Fannie Mae, 3.500%, 4/1/52	1,608,558
1,513,328	Fannie Mae, 3.500%, 4/1/52	1,459,403
3,706,270	Fannie Mae, 3.500%, 4/1/52	3,576,026
9,404,682	Fannie Mae, 3.500%, 4/1/52	9,090,197
1,827,545	Fannie Mae, 3.500%, 4/1/52	1,763,323
641,785	Fannie Mae, 3.500%, 4/1/52	619,231
427,712	Fannie Mae, 3.500%, 4/1/52	412,468
404,084	Fannie Mae, 3.500%, 4/1/52	390,196
533,495	Fannie Mae, 3.500%, 4/1/52	515,655
592,803	Fannie Mae, 3.500%, 4/1/52	572,338
6,649,107	Fannie Mae, 3.500%, 5/1/52	6,425,631
3,000,000	Fannie Mae, 3.500%, 7/1/52 (TBA)	2,889,492
2,955	Fannie Mae, 4.000%, 10/1/25	2,989
83,884	Fannie Mae, 4.000%, 11/1/34	85,397
14,000,000	Fannie Mae, 4.000%, 7/1/37 (TBA)	14,129,062
729,297	Fannie Mae, 4.000%, 4/1/39	738,360
2,883,043	Fannie Mae, 4.000%, 10/1/40	2,919,376
493,127	Fannie Mae, 4.000%, 12/1/40	499,341
399,949	Fannie Mae, 4.000%, 4/1/41	404,962
357,810	Fannie Mae, 4.000%, 5/1/41	362,298
362,526	Fannie Mae, 4.000%, 10/1/41	366,198
238,035	Fannie Mae, 4.000%, 12/1/41	240,619
773,781	Fannie Mae, 4.000%, 1/1/42	783,477
113,310	Fannie Mae, 4.000%, 1/1/42	114,732
580,609	Fannie Mae, 4.000%, 2/1/42	587,885
1,983,815	Fannie Mae, 4.000%, 2/1/42	2,008,739
765,582	Fannie Mae, 4.000%, 4/1/42	775,187
172,930	Fannie Mae, 4.000%, 4/1/42	173,438
1,199,923	Fannie Mae, 4.000%, 5/1/42	1,215,003
85,493	Fannie Mae, 4.000%, 6/1/42	86,503
31,783	Fannie Mae, 4.000%, 6/1/42	31,685

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 59

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
109,966	Fannie Mae, 4.000%, 7/1/42	$ 111,087
2,011,415	Fannie Mae, 4.000%, 8/1/42	2,045,843
453,604	Fannie Mae, 4.000%, 10/1/42	459,298
179,699	Fannie Mae, 4.000%, 10/1/42	181,960
1,181,883	Fannie Mae, 4.000%, 11/1/43	1,191,662
24,291	Fannie Mae, 4.000%, 1/1/44	24,491
64,658	Fannie Mae, 4.000%, 6/1/45	65,004
219,126	Fannie Mae, 4.000%, 7/1/45	220,931
185,158	Fannie Mae, 4.000%, 4/1/46	185,893
1,086,391	Fannie Mae, 4.000%, 7/1/46	1,093,960
1,493,300	Fannie Mae, 4.000%, 7/1/46	1,499,958
883,533	Fannie Mae, 4.000%, 8/1/46	889,690
943,256	Fannie Mae, 4.000%, 8/1/46	948,087
448,855	Fannie Mae, 4.000%, 11/1/46	452,446
1,104,273	Fannie Mae, 4.000%, 4/1/47	1,111,077
1,037,430	Fannie Mae, 4.000%, 4/1/47	1,044,038
504,535	Fannie Mae, 4.000%, 6/1/47	507,280
216,096	Fannie Mae, 4.000%, 6/1/47	216,675
432,020	Fannie Mae, 4.000%, 6/1/47	434,704
714,569	Fannie Mae, 4.000%, 6/1/47	717,439
310,514	Fannie Mae, 4.000%, 7/1/47	311,817
784,506	Fannie Mae, 4.000%, 7/1/47	788,054
1,352,119	Fannie Mae, 4.000%, 12/1/47	1,354,192
14,025	Fannie Mae, 4.000%, 6/1/48	13,984
101,539	Fannie Mae, 4.000%, 6/1/48	101,779
161,063	Fannie Mae, 4.000%, 8/1/48	160,263
824,364	Fannie Mae, 4.000%, 8/1/48	824,942
90,211	Fannie Mae, 4.000%, 8/1/48	90,478
234,993	Fannie Mae, 4.000%, 11/1/48	236,589
12,128	Fannie Mae, 4.000%, 2/1/49	12,144
15,157	Fannie Mae, 4.000%, 3/1/49	15,049
14,257	Fannie Mae, 4.000%, 3/1/49	14,167
106,202	Fannie Mae, 4.000%, 6/1/49	106,172
33,590	Fannie Mae, 4.000%, 9/1/49	33,659
160,418	Fannie Mae, 4.000%, 5/1/50	158,886
69,610	Fannie Mae, 4.000%, 6/1/50	68,979
350,722	Fannie Mae, 4.000%, 7/1/50	348,047
143,807	Fannie Mae, 4.000%, 10/1/50	142,317
248,581	Fannie Mae, 4.000%, 11/1/50	246,132
2,371,120	Fannie Mae, 4.000%, 11/1/50	2,348,642

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
922,588	Fannie Mae, 4.000%, 12/1/50	$ 912,562
88,401	Fannie Mae, 4.000%, 1/1/51	87,709
24,066	Fannie Mae, 4.000%, 1/1/51	23,873
465,748	Fannie Mae, 4.000%, 1/1/51	460,607
218,079	Fannie Mae, 4.000%, 2/1/51	216,113
606,129	Fannie Mae, 4.000%, 2/1/51	599,451
672,026	Fannie Mae, 4.000%, 4/1/51	664,717
84,311	Fannie Mae, 4.000%, 5/1/51	83,732
10,334	Fannie Mae, 4.000%, 6/1/51	10,252
1,640,742	Fannie Mae, 4.000%, 6/1/51	1,622,388
321,854	Fannie Mae, 4.000%, 7/1/51	319,911
1,752,174	Fannie Mae, 4.000%, 7/1/51	1,738,413
4,043,530	Fannie Mae, 4.000%, 7/1/51	3,996,977
213,902	Fannie Mae, 4.000%, 8/1/51	212,502
5,839,973	Fannie Mae, 4.000%, 8/1/51	5,772,626
164,118	Fannie Mae, 4.000%, 9/1/51	162,224
92,265	Fannie Mae, 4.000%, 10/1/51	91,302
22,000,000	Fannie Mae, 4.000%, 7/1/52 (TBA)	21,719,844
45,412	Fannie Mae, 4.500%, 10/1/35	46,748
116,694	Fannie Mae, 4.500%, 8/1/40	119,642
467,535	Fannie Mae, 4.500%, 11/1/40	481,882
131,662	Fannie Mae, 4.500%, 2/1/41	134,734
448,501	Fannie Mae, 4.500%, 4/1/41	463,465
22,024	Fannie Mae, 4.500%, 5/1/41	22,757
838,652	Fannie Mae, 4.500%, 5/1/41	864,429
1,201,244	Fannie Mae, 4.500%, 5/1/41	1,241,497
464,005	Fannie Mae, 4.500%, 7/1/41	478,221
1,412,259	Fannie Mae, 4.500%, 1/1/42	1,459,309
1,268,572	Fannie Mae, 4.500%, 1/1/42	1,310,849
851,507	Fannie Mae, 4.500%, 12/1/43	877,805
155,871	Fannie Mae, 4.500%, 1/1/47	158,131
135,093	Fannie Mae, 4.500%, 2/1/47	136,675
8,184,668	Fannie Mae, 4.500%, 5/1/49	8,378,134
69,354	Fannie Mae, 4.500%, 6/1/49	69,991
1,110,175	Fannie Mae, 4.500%, 2/1/50	1,127,785
5,730,804	Fannie Mae, 4.500%, 4/1/50	5,865,762
1,128,128	Fannie Mae, 4.500%, 4/1/50	1,152,522
116,000,000	Fannie Mae, 4.500%, 7/1/52 (TBA)	116,593,594
195	Fannie Mae, 5.000%, 9/1/22	200
4,213	Fannie Mae, 5.000%, 3/1/23	4,325

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 61

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
12,846	Fannie Mae, 5.000%, 5/1/23	$ 13,189
28,537	Fannie Mae, 5.000%, 7/1/34	28,591
110,473	Fannie Mae, 5.000%, 10/1/34	115,261
247,449	Fannie Mae, 5.000%, 2/1/39	258,182
193,470	Fannie Mae, 5.000%, 6/1/40	203,841
132,675	Fannie Mae, 5.000%, 6/1/40	139,734
128,272	Fannie Mae, 5.000%, 7/1/40	134,183
172,591	Fannie Mae, 5.000%, 7/1/40	181,800
266,020	Fannie Mae, 5.000%, 7/1/40	280,172
225,128	Fannie Mae, 5.000%, 8/1/40	235,759
829,799	Fannie Mae, 5.000%, 2/1/41	870,717
3,038,753	Fannie Mae, 5.000%, 12/1/44	3,200,732
146,102	Fannie Mae, 5.000%, 6/1/49	149,395
696,766	Fannie Mae, 5.000%, 9/1/49	729,586
3,173,948	Fannie Mae, 5.000%, 9/1/49	3,338,916
43,945	Fannie Mae, 5.000%, 10/1/49	44,937
55,000,000	Fannie Mae, 5.000%, 7/1/52 (TBA)	56,179,492
4,794	Fannie Mae, 5.500%, 6/1/33	5,004
34,784	Fannie Mae, 5.500%, 7/1/33	37,177
185,198	Fannie Mae, 5.500%, 7/1/34	198,594
7,334	Fannie Mae, 5.500%, 10/1/35	7,835
76,653	Fannie Mae, 5.500%, 3/1/36	80,715
45,391	Fannie Mae, 5.500%, 5/1/36	47,492
58,861	Fannie Mae, 5.500%, 6/1/36	63,227
23,931	Fannie Mae, 5.720%, 11/1/28	23,988
15,946	Fannie Mae, 5.720%, 6/1/29	15,973
6,126	Fannie Mae, 5.900%, 11/1/27	6,136
27,636	Fannie Mae, 5.900%, 4/1/28	27,720
288	Fannie Mae, 6.000%, 9/1/29	308
770	Fannie Mae, 6.000%, 1/1/32	810
4,645	Fannie Mae, 6.000%, 2/1/32	5,060
1,994	Fannie Mae, 6.000%, 3/1/32	2,176
1,234	Fannie Mae, 6.000%, 8/1/32	1,346
166	Fannie Mae, 6.000%, 9/1/32	180
15,517	Fannie Mae, 6.000%, 10/1/32	16,938
4,346	Fannie Mae, 6.000%, 2/1/33	4,571
25,965	Fannie Mae, 6.000%, 3/1/33	28,337
25,215	Fannie Mae, 6.000%, 4/1/33	26,557
45,107	Fannie Mae, 6.000%, 7/1/33	47,492
15,047	Fannie Mae, 6.000%, 11/1/33	16,416

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
43,120	Fannie Mae, 6.000%, 8/1/34	$ 46,736
12,042	Fannie Mae, 6.000%, 9/1/34	12,760
10,659	Fannie Mae, 6.000%, 9/1/34	11,654
38,151	Fannie Mae, 6.000%, 9/1/34	40,164
1,251	Fannie Mae, 6.000%, 9/1/34	1,325
4,166	Fannie Mae, 6.000%, 10/1/34	4,569
4,204	Fannie Mae, 6.000%, 11/1/34	4,606
33,453	Fannie Mae, 6.000%, 11/1/34	35,224
1,403	Fannie Mae, 6.000%, 2/1/35	1,538
2,942	Fannie Mae, 6.000%, 2/1/35	3,226
62,119	Fannie Mae, 6.000%, 4/1/35	66,359
8,747	Fannie Mae, 6.000%, 5/1/35	9,201
71,541	Fannie Mae, 6.000%, 10/1/35	75,257
35,136	Fannie Mae, 6.000%, 12/1/35	36,956
8,468	Fannie Mae, 6.000%, 12/1/37	9,279
76,316	Fannie Mae, 6.000%, 6/1/38	82,236
6,884	Fannie Mae, 6.000%, 7/1/38	7,241
4,479	Fannie Mae, 6.500%, 7/1/29	4,829
170	Fannie Mae, 6.500%, 1/1/31	179
302	Fannie Mae, 6.500%, 4/1/31	317
1,575	Fannie Mae, 6.500%, 5/1/31	1,654
2,193	Fannie Mae, 6.500%, 9/1/31	2,302
2,165	Fannie Mae, 6.500%, 9/1/31	2,273
1,385	Fannie Mae, 6.500%, 10/1/31	1,454
57,731	Fannie Mae, 6.500%, 12/1/31	60,615
3,502	Fannie Mae, 6.500%, 2/1/32	3,677
13,460	Fannie Mae, 6.500%, 3/1/32	14,132
37,193	Fannie Mae, 6.500%, 7/1/32	39,051
11,048	Fannie Mae, 6.500%, 7/1/34	11,937
40,580	Fannie Mae, 6.500%, 11/1/37	44,842
8,584	Fannie Mae, 6.500%, 11/1/47	8,598
86	Fannie Mae, 7.000%, 12/1/30	87
3,134	Fannie Mae, 7.000%, 12/1/30	3,252
2,820	Fannie Mae, 7.000%, 4/1/31	3,023
3,426	Fannie Mae, 7.000%, 9/1/31	3,729
11,549	Fannie Mae, 7.000%, 12/1/31	11,702
8,315	Fannie Mae, 7.000%, 1/1/32	9,081
14,214,377	Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	12,203,459
2,998,814	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	2,574,596
2,314,716	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	1,987,269

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 63

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
15,175,167	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	$ 13,028,294
7,850,579	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	6,740,022
10,931,408	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	9,385,004
1,536,347	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	1,319,009
359,424	Federal Home Loan Mortgage Corp., 2.000%, 2/1/42	319,985
36,015,137	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	32,527,824
4,319,296	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	3,899,705
720,740	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	719,620
113,197	Federal Home Loan Mortgage Corp., 3.000%, 2/1/38	109,212
526,586	Federal Home Loan Mortgage Corp., 3.000%, 9/1/42	504,593
2,854,494	Federal Home Loan Mortgage Corp., 3.000%, 11/1/42	2,735,265
413,056	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	395,414
957,612	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	917,611
1,065,772	Federal Home Loan Mortgage Corp., 3.000%, 5/1/43	1,020,250
2,496,718	Federal Home Loan Mortgage Corp., 3.000%, 6/1/46	2,372,788
774,601	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	735,979
656,516	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	623,250
2,345,865	Federal Home Loan Mortgage Corp., 3.000%, 2/1/47	2,222,587
451,455	Federal Home Loan Mortgage Corp., 3.000%, 3/1/47	425,906
47,389	Federal Home Loan Mortgage Corp., 3.000%, 10/1/48	44,490
2,826,724	Federal Home Loan Mortgage Corp., 3.000%, 3/1/52	2,641,886
4,759,071	Federal Home Loan Mortgage Corp., 3.000%, 3/1/52	4,443,845
15,920,940	Federal Home Loan Mortgage Corp., 3.000%, 3/1/52	14,910,856
386,827	Federal Home Loan Mortgage Corp., 3.500%, 4/1/42	380,146
1,042,592	Federal Home Loan Mortgage Corp., 3.500%, 8/1/43	1,027,087
178,507	Federal Home Loan Mortgage Corp., 3.500%, 9/1/44	175,853
2,552,424	Federal Home Loan Mortgage Corp., 3.500%, 6/1/45	2,510,234
109,856	Federal Home Loan Mortgage Corp., 3.500%, 7/1/45	108,188
2,224,830	Federal Home Loan Mortgage Corp., 3.500%, 10/1/45	2,184,376
2,250,450	Federal Home Loan Mortgage Corp., 3.500%, 11/1/45	2,205,849
2,604,294	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	2,572,239
3,931,215	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	3,872,758
3,347,733	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	3,298,436
3,023,287	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	2,963,331
4,559,464	Federal Home Loan Mortgage Corp., 3.500%, 12/1/46	4,469,041
541,511	Federal Home Loan Mortgage Corp., 3.500%, 1/1/47	530,769
246,330	Federal Home Loan Mortgage Corp., 3.500%, 6/1/47	241,092
36,547	Federal Home Loan Mortgage Corp., 3.500%, 9/1/51	35,315
56,581	Federal Home Loan Mortgage Corp., 3.500%, 1/1/52	54,593
259,174	Federal Home Loan Mortgage Corp., 3.500%, 1/1/52	251,362

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
275,814	Federal Home Loan Mortgage Corp., 3.500%, 3/1/52	$ 266,202
296,496	Federal Home Loan Mortgage Corp., 3.500%, 3/1/52	286,307
295,330	Federal Home Loan Mortgage Corp., 3.500%, 3/1/52	286,534
4,018,971	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	3,891,732
3,085,821	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	2,978,008
1,180,672	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	1,140,734
313,897	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	302,867
493,399	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	476,061
700,810	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	675,831
352,598	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	340,208
356,426	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	343,736
266,300	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	257,291
270,836	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	261,780
637,101	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	614,961
4,027,443	Federal Home Loan Mortgage Corp., 4.000%, 11/1/41	4,081,722
64,508	Federal Home Loan Mortgage Corp., 4.000%, 6/1/42	65,263
27,764	Federal Home Loan Mortgage Corp., 4.000%, 7/1/42	28,139
1,339,481	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	1,357,598
16,807	Federal Home Loan Mortgage Corp., 4.000%, 11/1/42	16,974
210,690	Federal Home Loan Mortgage Corp., 4.000%, 5/1/46	212,092
52,984	Federal Home Loan Mortgage Corp., 4.000%, 5/1/46	53,088
1,126,850	Federal Home Loan Mortgage Corp., 4.000%, 6/1/46	1,135,822
1,120,519	Federal Home Loan Mortgage Corp., 4.000%, 7/1/46	1,130,815
1,031,609	Federal Home Loan Mortgage Corp., 4.000%, 8/1/46	1,037,326
52,091	Federal Home Loan Mortgage Corp., 4.000%, 10/1/46	52,137
320,671	Federal Home Loan Mortgage Corp., 4.000%, 3/1/47	322,428
1,485,771	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	1,492,983
1,745,812	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	1,756,261
1,742,368	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	1,755,541
796,651	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	801,276
525,072	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	528,119
1,435,696	Federal Home Loan Mortgage Corp., 4.000%, 5/1/47	1,444,199
345,543	Federal Home Loan Mortgage Corp., 4.000%, 6/1/47	347,327
387,681	Federal Home Loan Mortgage Corp., 4.000%, 7/1/47	389,891
1,194,469	Federal Home Loan Mortgage Corp., 4.000%, 10/1/47	1,197,679
802,267	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	802,052
1,193,295	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	1,192,789
48,931	Federal Home Loan Mortgage Corp., 4.000%, 3/1/49	48,667
225,701	Federal Home Loan Mortgage Corp., 4.000%, 5/1/49	224,315
215,723	Federal Home Loan Mortgage Corp., 4.000%, 5/1/50	213,975

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 65

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
397,455	Federal Home Loan Mortgage Corp., 4.000%, 6/1/50	$ 395,032
244,019	Federal Home Loan Mortgage Corp., 4.000%, 8/1/50	241,586
198,307	Federal Home Loan Mortgage Corp., 4.000%, 10/1/50	197,836
378,107	Federal Home Loan Mortgage Corp., 4.000%, 2/1/51	375,293
206,379	Federal Home Loan Mortgage Corp., 4.000%, 4/1/51	204,120
185,727	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	183,635
1,139,889	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	1,131,403
2,617,991	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	2,588,430
422,432	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	418,077
570,314	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	565,834
741,857	Federal Home Loan Mortgage Corp., 4.500%, 11/1/40	765,394
460,443	Federal Home Loan Mortgage Corp., 4.500%, 3/1/42	476,078
46,722	Federal Home Loan Mortgage Corp., 4.500%, 11/1/43	47,983
312,729	Federal Home Loan Mortgage Corp., 4.500%, 11/1/48	317,625
158,410	Federal Home Loan Mortgage Corp., 4.500%, 6/1/49	160,602
171,447	Federal Home Loan Mortgage Corp., 4.500%, 7/1/49	172,938
1,401,629	Federal Home Loan Mortgage Corp., 4.500%, 7/1/49	1,414,083
1,030,730	Federal Home Loan Mortgage Corp., 4.500%, 8/1/49	1,039,891
3,757	Federal Home Loan Mortgage Corp., 5.000%, 11/1/34	3,960
47,440	Federal Home Loan Mortgage Corp., 5.000%, 6/1/35	48,557
108,755	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	114,653
105,919	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	111,661
913	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	963
2,206	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	2,326
887,749	Federal Home Loan Mortgage Corp., 5.000%, 9/1/49	913,289
2,304,622	Federal Home Loan Mortgage Corp., 5.000%, 10/1/49	2,370,602
351,370	Federal Home Loan Mortgage Corp., 5.000%, 10/1/49	359,410
3,428,617	Federal Home Loan Mortgage Corp., 5.000%, 12/1/49	3,517,888
69,784	Federal Home Loan Mortgage Corp., 5.500%, 9/1/33	74,910
3,390	Federal Home Loan Mortgage Corp., 5.500%, 1/1/34	3,627
34,281	Federal Home Loan Mortgage Corp., 5.500%, 11/1/34	36,810
3,694	Federal Home Loan Mortgage Corp., 5.500%, 11/1/34	3,845
48,029	Federal Home Loan Mortgage Corp., 5.500%, 8/1/35	50,280
13,596	Federal Home Loan Mortgage Corp., 5.500%, 11/1/35	14,600
338,781	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	364,432
33,981	Federal Home Loan Mortgage Corp., 6.000%, 1/1/33	36,132
12,335	Federal Home Loan Mortgage Corp., 6.000%, 1/1/33	12,987
15,767	Federal Home Loan Mortgage Corp., 6.000%, 2/1/33	17,221
1,384	Federal Home Loan Mortgage Corp., 6.000%, 2/1/33	1,465
47,940	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	52,386

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
8,053	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	$ 8,479
39,477	Federal Home Loan Mortgage Corp., 6.000%, 9/1/33	43,172
18,702	Federal Home Loan Mortgage Corp., 6.000%, 11/1/33	19,883
4,884	Federal Home Loan Mortgage Corp., 6.000%, 11/1/33	5,222
32,463	Federal Home Loan Mortgage Corp., 6.000%, 12/1/33	34,188
7,087	Federal Home Loan Mortgage Corp., 6.000%, 12/1/33	7,462
28,325	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	30,009
10,959	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	11,999
138,967	Federal Home Loan Mortgage Corp., 6.000%, 5/1/34	152,215
27,008	Federal Home Loan Mortgage Corp., 6.000%, 5/1/34	28,438
12,745	Federal Home Loan Mortgage Corp., 6.000%, 4/1/35	13,424
38,954	Federal Home Loan Mortgage Corp., 6.000%, 6/1/35	41,024
41,849	Federal Home Loan Mortgage Corp., 6.000%, 4/1/36	44,158
26,887	Federal Home Loan Mortgage Corp., 6.000%, 7/1/36	28,340
3,697	Federal Home Loan Mortgage Corp., 6.000%, 7/1/36	4,058
8,814	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	9,384
22,800	Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	25,026
39,427	Federal Home Loan Mortgage Corp., 6.000%, 7/1/38	42,417
167	Federal Home Loan Mortgage Corp., 6.500%, 11/1/30	175
136	Federal Home Loan Mortgage Corp., 6.500%, 3/1/31	143
950	Federal Home Loan Mortgage Corp., 6.500%, 3/1/31	1,056
2,452	Federal Home Loan Mortgage Corp., 6.500%, 5/1/31	2,624
3,815	Federal Home Loan Mortgage Corp., 6.500%, 5/1/31	4,009
237	Federal Home Loan Mortgage Corp., 6.500%, 8/1/31	254
2,893	Federal Home Loan Mortgage Corp., 6.500%, 8/1/31	3,040
4,107	Federal Home Loan Mortgage Corp., 6.500%, 7/1/32	4,394
43	Federal Home Loan Mortgage Corp., 6.500%, 1/1/33	45
14,892	Federal Home Loan Mortgage Corp., 6.500%, 10/1/33	16,164
1,191	Federal Home Loan Mortgage Corp., 7.000%, 11/1/30	1,279
81,000,000	Government National Mortgage Association, 2.500%,
	7/20/52 (TBA)	74,257,383
54,000,000	Government National Mortgage Association, 3.000%,
	7/20/52 (TBA)	50,944,570
4,000,000	Government National Mortgage Association, 3.500%,
	7/20/52 (TBA)	3,892,344
10,000,000	Government National Mortgage Association, 4.000%,
	7/20/52 (TBA)	9,967,578
20,000,000	Government National Mortgage Association, 4.500%,
	7/20/52 (TBA)	20,312,500
1,000,000	Government National Mortgage Association, 5.000%,
	7/20/52 (TBA)	1,025,469

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 67

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,674,160	Government National Mortgage Association I,
	3.500%, 11/15/41	$ 2,673,792
1,880,126	Government National Mortgage Association I,
	3.500%, 7/15/42	1,879,872
309,831	Government National Mortgage Association I,
	3.500%, 10/15/42	309,790
529,887	Government National Mortgage Association I,
	3.500%, 1/15/44	529,815
1,862,334	Government National Mortgage Association I,
	3.500%, 1/15/45	1,862,078
670,302	Government National Mortgage Association I,
	3.500%, 8/15/46	659,190
6,462	Government National Mortgage Association I,
	4.000%, 5/15/39	6,524
1,123	Government National Mortgage Association I,
	4.000%, 6/15/39	1,152
1,661	Government National Mortgage Association I,
	4.000%, 8/15/40	1,696
123,929	Government National Mortgage Association I,
	4.000%, 8/15/40	125,536
1,907	Government National Mortgage Association I,
	4.000%, 9/15/40	1,937
1,991	Government National Mortgage Association I,
	4.000%, 10/15/40	2,041
7,412	Government National Mortgage Association I,
	4.000%, 11/15/40	7,504
16,222	Government National Mortgage Association I,
	4.000%, 11/15/40	16,636
5,249	Government National Mortgage Association I,
	4.000%, 1/15/41	5,314
20,231	Government National Mortgage Association I,
	4.000%, 1/15/41	20,751
3,166	Government National Mortgage Association I,
	4.000%, 2/15/41	3,247
24,202	Government National Mortgage Association I,
	4.000%, 6/15/41	24,517
42,392	Government National Mortgage Association I,
	4.000%, 7/15/41	43,272
103,250	Government National Mortgage Association I,
	4.000%, 9/15/41	105,412
4,239	Government National Mortgage Association I,
	4.000%, 10/15/41	4,307
4,855	Government National Mortgage Association I,
	4.000%, 10/15/41	4,918

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,485	Government National Mortgage Association I,
	4.000%, 11/15/41	$ 1,508
1,286	Government National Mortgage Association I,
	4.000%, 11/15/41		1,294
1,503	Government National Mortgage Association I,
	4.000%, 12/15/41		1,533
12,569	Government National Mortgage Association I,
	4.000%, 2/15/42		12,758
253,800	Government National Mortgage Association I,
	4.000%, 8/15/43		258,548
8,061	Government National Mortgage Association I,
	4.000%, 11/15/43		8,165
216,046	Government National Mortgage Association I,
	4.000%, 3/15/44		220,567
853,203	Government National Mortgage Association I,
	4.000%, 3/15/44		870,835
21,983	Government National Mortgage Association I,
	4.000%, 3/15/44		22,270
2,928	Government National Mortgage Association I,
	4.000%, 3/15/44		2,981
544,864	Government National Mortgage Association I,
	4.000%, 4/15/44		551,592
3,007	Government National Mortgage Association I,
	4.000%, 4/15/44		3,033
5,934	Government National Mortgage Association I,
	4.000%, 4/15/44		6,020
77,815	Government National Mortgage Association I,
	4.000%, 8/15/44		79,271
614,598	Government National Mortgage Association I,
	4.000%, 9/15/44		627,350
37,037	Government National Mortgage Association I,
	4.000%, 9/15/44		37,282
55,231	Government National Mortgage Association I,
	4.000%, 9/15/44		55,910
15,991	Government National Mortgage Association I,
	4.000%, 10/15/44		16,160
131,015	Government National Mortgage Association I,
	4.000%, 11/15/44		132,736
516,741	Government National Mortgage Association I,
	4.000%, 12/15/44		528,141
174,850	Government National Mortgage Association I,
	4.000%, 1/15/45		179,320
352,968	Government National Mortgage Association I,
	4.000%, 1/15/45		355,286
128,263	Government National Mortgage Association I,
	4.000%, 1/15/45		129,111

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 69

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
364,210	Government National Mortgage Association I,
	4.000%, 2/15/45	$ 368,686
453,216	Government National Mortgage Association I,
	4.000%, 2/15/45	458,789
962,842	Government National Mortgage Association I,
	4.000%, 3/15/45	985,803
715,674	Government National Mortgage Association I,
	4.000%, 4/15/45	730,476
806,069	Government National Mortgage Association I,
	4.000%, 5/15/45	818,941
1,184,834	Government National Mortgage Association I,
	4.000%, 6/15/45	1,214,944
157,383	Government National Mortgage Association I,
	4.000%, 7/15/45	161,407
210,237	Government National Mortgage Association I,
	4.000%, 8/15/45	213,594
35,675	Government National Mortgage Association I,
	4.500%, 6/15/25	36,446
19,355	Government National Mortgage Association I,
	4.500%, 7/15/33	20,043
58,021	Government National Mortgage Association I,
	4.500%, 9/15/33	60,209
70,926	Government National Mortgage Association I,
	4.500%, 10/15/33	73,489
48,831	Government National Mortgage Association I,
	4.500%, 10/15/33	50,380
7,672	Government National Mortgage Association I,
	4.500%, 2/15/34	7,924
5,885	Government National Mortgage Association I,
	4.500%, 3/15/35	6,066
71,715	Government National Mortgage Association I,
	4.500%, 4/15/35	73,966
33,711	Government National Mortgage Association I,
	4.500%, 10/15/35	34,947
27,845	Government National Mortgage Association I,
	4.500%, 4/15/38	28,700
258,050	Government National Mortgage Association I,
	4.500%, 12/15/39	265,618
125,361	Government National Mortgage Association I,
	4.500%, 1/15/40	130,877
61,917	Government National Mortgage Association I,
	4.500%, 9/15/40	64,712
179,652	Government National Mortgage Association I,
	4.500%, 10/15/40	187,188

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
102,616	Government National Mortgage Association I,
	4.500%, 4/15/41	$ 105,705
286,398	Government National Mortgage Association I,
	4.500%, 5/15/41	298,043
167,115	Government National Mortgage Association I,
	4.500%, 6/15/41	173,418
110,395	Government National Mortgage Association I,
	4.500%, 7/15/41	114,853
86,041	Government National Mortgage Association I,
	4.500%, 8/15/41	88,888
26,299	Government National Mortgage Association I,
	5.000%, 7/15/33	27,456
24,760	Government National Mortgage Association I,
	5.000%, 9/15/33	26,159
28,207	Government National Mortgage Association I,
	5.000%, 4/15/34	29,811
163,166	Government National Mortgage Association I,
	5.000%, 4/15/35	172,400
58,244	Government National Mortgage Association I,
	5.000%, 7/15/40	61,548
31,104	Government National Mortgage Association I,
	5.500%, 1/15/29	32,539
3,551	Government National Mortgage Association I,
	5.500%, 6/15/33	3,722
21,827	Government National Mortgage Association I,
	5.500%, 7/15/33	23,672
13,760	Government National Mortgage Association I,
	5.500%, 7/15/33	14,491
7,079	Government National Mortgage Association I,
	5.500%, 8/15/33	7,718
35,659	Government National Mortgage Association I,
	5.500%, 8/15/33	37,568
11,394	Government National Mortgage Association I,
	5.500%, 8/15/33	12,433
21,524	Government National Mortgage Association I,
	5.500%, 9/15/33	22,533
25,256	Government National Mortgage Association I,
	5.500%, 9/15/33	26,483
16,843	Government National Mortgage Association I,
	5.500%, 10/15/33	17,627
21,889	Government National Mortgage Association I,
	5.500%, 10/15/33	23,740
105,285	Government National Mortgage Association I,
	5.500%, 7/15/34	114,141
15,594	Government National Mortgage Association I,
	5.500%, 10/15/34	16,455

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 71

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
134,270	Government National Mortgage Association I,
	5.500%, 11/15/34	$ 146,708
62,964	Government National Mortgage Association I,
	5.500%, 1/15/35	67,565
10,925	Government National Mortgage Association I,
	5.500%, 2/15/35	11,563
31,014	Government National Mortgage Association I,
	5.500%, 2/15/35	32,465
25,434	Government National Mortgage Association I,
	5.500%, 6/15/35	26,615
123,376	Government National Mortgage Association I,
	5.500%, 7/15/35	133,270
15,647	Government National Mortgage Association I,
	5.500%, 10/15/35	16,793
45,827	Government National Mortgage Association I,
	5.500%, 10/15/35	49,139
13,693	Government National Mortgage Association I,
	5.500%, 2/15/37	14,997
21,791	Government National Mortgage Association I,
	6.000%, 12/15/23	22,154
1,551	Government National Mortgage Association I,
	6.000%, 1/15/24	1,630
10,916	Government National Mortgage Association I,
	6.000%, 4/15/28	11,817
52,627	Government National Mortgage Association I,
	6.000%, 9/15/28	55,541
2,465	Government National Mortgage Association I,
	6.000%, 10/15/28	2,602
20,419	Government National Mortgage Association I,
	6.000%, 2/15/29	21,538
17,439	Government National Mortgage Association I,
	6.000%, 2/15/29	18,724
7,635	Government National Mortgage Association I,
	6.000%, 11/15/31	8,280
490	Government National Mortgage Association I,
	6.000%, 3/15/32	525
2,065	Government National Mortgage Association I,
	6.000%, 8/15/32	2,222
4,722	Government National Mortgage Association I,
	6.000%, 9/15/32	4,969
68,062	Government National Mortgage Association I,
	6.000%, 9/15/32	71,693
55,785	Government National Mortgage Association I,
	6.000%, 9/15/32	58,760

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
4,830	Government National Mortgage Association I,
	6.000%, 10/15/32	$ 5,087
14,610	Government National Mortgage Association I,
	6.000%, 10/15/32		15,596
4,473	Government National Mortgage Association I,
	6.000%, 11/15/32		4,710
3,141	Government National Mortgage Association I,
	6.000%, 11/15/32		3,312
117,227	Government National Mortgage Association I,
	6.000%, 12/15/32		123,604
2,796	Government National Mortgage Association I,
	6.000%, 12/15/32		2,947
83,408	Government National Mortgage Association I,
	6.000%, 12/15/32		88,026
26,493	Government National Mortgage Association I,
	6.000%, 12/15/32		27,967
5,459	Government National Mortgage Association I,
	6.000%, 12/15/32		5,827
28,661	Government National Mortgage Association I,
	6.000%, 12/15/32		30,193
76,066	Government National Mortgage Association I,
	6.000%, 12/15/32		80,128
59,630	Government National Mortgage Association I,
	6.000%, 1/15/33		66,027
14,651	Government National Mortgage Association I,
	6.000%, 1/15/33		15,499
41,800	Government National Mortgage Association I,
	6.000%, 2/15/33		45,016
60,937	Government National Mortgage Association I,
	6.000%, 2/15/33		65,372
40,787	Government National Mortgage Association I,
	6.000%, 2/15/33		43,017
12,274	Government National Mortgage Association I,
	6.000%, 2/15/33		13,567
40,575	Government National Mortgage Association I,
	6.000%, 3/15/33		44,899
42,368	Government National Mortgage Association I,
	6.000%, 3/15/33		46,894
20,973	Government National Mortgage Association I,
	6.000%, 3/15/33		22,502
37,246	Government National Mortgage Association I,
	6.000%, 3/15/33		39,311
10,790	Government National Mortgage Association I,
	6.000%, 3/15/33		11,364
46,733	Government National Mortgage Association I,
	6.000%, 3/15/33		50,419

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 73

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
183,342	Government National Mortgage Association I,
	6.000%, 3/15/33	$ 198,338
84,595	Government National Mortgage Association I,
	6.000%, 3/15/33	93,684
7,014	Government National Mortgage Association I,
	6.000%, 4/15/33	7,384
15,355	Government National Mortgage Association I,
	6.000%, 4/15/33	16,199
46,563	Government National Mortgage Association I,
	6.000%, 5/15/33	49,239
3,887	Government National Mortgage Association I,
	6.000%, 6/15/33	4,236
21,234	Government National Mortgage Association I,
	6.000%, 9/15/33	23,228
1,497	Government National Mortgage Association I,
	6.000%, 9/15/33	1,576
301	Government National Mortgage Association I,
	6.000%, 9/15/33	317
11,246	Government National Mortgage Association I,
	6.000%, 10/15/33	11,871
37,734	Government National Mortgage Association I,
	6.000%, 11/15/33	39,751
79,247	Government National Mortgage Association I,
	6.000%, 3/15/34	84,791
17,207	Government National Mortgage Association I,
	6.000%, 6/15/34	18,652
12,137	Government National Mortgage Association I,
	6.000%, 8/15/34	13,340
36,955	Government National Mortgage Association I,
	6.000%, 8/15/34	38,931
7,168	Government National Mortgage Association I,
	6.000%, 9/15/34	7,636
30,890	Government National Mortgage Association I,
	6.000%, 9/15/34	32,581
51,554	Government National Mortgage Association I,
	6.000%, 9/15/34	56,321
81,599	Government National Mortgage Association I,
	6.000%, 10/15/34	86,041
35,880	Government National Mortgage Association I,
	6.000%, 10/15/34	37,994
39,466	Government National Mortgage Association I,
	6.000%, 10/15/34	41,627
48,711	Government National Mortgage Association I,
	6.000%, 11/15/34	52,119

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
268,255	Government National Mortgage Association I,
	6.000%, 9/15/35	$ 292,728
75,439	Government National Mortgage Association I,
	6.000%, 8/15/36	83,535
29,736	Government National Mortgage Association I,
	6.000%, 10/15/36	31,832
15,239	Government National Mortgage Association I,
	6.000%, 11/15/37	16,752
12,018	Government National Mortgage Association I,
	6.000%, 8/15/38	12,700
2,413	Government National Mortgage Association I,
	6.500%, 10/15/24	2,461
3,132	Government National Mortgage Association I,
	6.500%, 4/15/28	3,291
22,015	Government National Mortgage Association I,
	6.500%, 4/15/28	23,331
2,884	Government National Mortgage Association I,
	6.500%, 6/15/28	3,061
2,363	Government National Mortgage Association I,
	6.500%, 8/15/28	2,484
3,626	Government National Mortgage Association I,
	6.500%, 10/15/28	3,810
1,486	Government National Mortgage Association I,
	6.500%, 10/15/28	1,561
13,274	Government National Mortgage Association I,
	6.500%, 1/15/29	13,951
2,833	Government National Mortgage Association I,
	6.500%, 2/15/29	2,978
4,259	Government National Mortgage Association I,
	6.500%, 2/15/29	4,476
488	Government National Mortgage Association I,
	6.500%, 2/15/29	512
1,067	Government National Mortgage Association I,
	6.500%, 3/15/29	1,121
1,097	Government National Mortgage Association I,
	6.500%, 3/15/29	1,153
4,560	Government National Mortgage Association I,
	6.500%, 3/15/29	4,793
15,340	Government National Mortgage Association I,
	6.500%, 3/15/29	16,122
9,810	Government National Mortgage Association I,
	6.500%, 3/15/29	10,310
19,188	Government National Mortgage Association I,
	6.500%, 5/15/29	20,485

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 75

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
673	Government National Mortgage Association I,
	6.500%, 5/15/29	$ 707
600	Government National Mortgage Association I,
	6.500%, 5/15/29		631
19,540	Government National Mortgage Association I,
	6.500%, 4/15/31		20,535
5,250	Government National Mortgage Association I,
	6.500%, 5/15/31		5,682
28,433	Government National Mortgage Association I,
	6.500%, 5/15/31		29,882
5,634	Government National Mortgage Association I,
	6.500%, 5/15/31		6,070
3,580	Government National Mortgage Association I,
	6.500%, 6/15/31		3,762
9,677	Government National Mortgage Association I,
	6.500%, 7/15/31		10,170
19,641	Government National Mortgage Association I,
	6.500%, 8/15/31		20,642
8,286	Government National Mortgage Association I,
	6.500%, 9/15/31		8,708
3,139	Government National Mortgage Association I,
	6.500%, 10/15/31		3,299
26,344	Government National Mortgage Association I,
	6.500%, 10/15/31		27,686
3,049	Government National Mortgage Association I,
	6.500%, 10/15/31		3,204
2,121	Government National Mortgage Association I,
	6.500%, 11/15/31		2,229
32,910	Government National Mortgage Association I,
	6.500%, 11/15/31		35,180
46,853	Government National Mortgage Association I,
	6.500%, 1/15/32		49,650
9,995	Government National Mortgage Association I,
	6.500%, 1/15/32		10,505
7,477	Government National Mortgage Association I,
	6.500%, 2/15/32		8,025
12,636	Government National Mortgage Association I,
	6.500%, 2/15/32		13,581
2,388	Government National Mortgage Association I,
	6.500%, 2/15/32		2,509
6,337	Government National Mortgage Association I,
	6.500%, 2/15/32		6,676
15,124	Government National Mortgage Association I,
	6.500%, 2/15/32		15,895

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
7,283	Government National Mortgage Association I,
	6.500%, 3/15/32	$ 7,654
29,110	Government National Mortgage Association I,
	6.500%, 3/15/32		30,594
5,030	Government National Mortgage Association I,
	6.500%, 4/15/32		5,286
3,768	Government National Mortgage Association I,
	6.500%, 4/15/32		3,960
18,453	Government National Mortgage Association I,
	6.500%, 4/15/32		19,744
1,806	Government National Mortgage Association I,
	6.500%, 5/15/32		1,898
2,213	Government National Mortgage Association I,
	6.500%, 5/15/32		2,326
4,374	Government National Mortgage Association I,
	6.500%, 5/15/32		4,677
1,702	Government National Mortgage Association I,
	6.500%, 5/15/32		1,789
5,569	Government National Mortgage Association I,
	6.500%, 6/15/32		5,853
5,318	Government National Mortgage Association I,
	6.500%, 7/15/32		5,589
54,891	Government National Mortgage Association I,
	6.500%, 7/15/32		59,488
6,745	Government National Mortgage Association I,
	6.500%, 7/15/32		7,089
14,689	Government National Mortgage Association I,
	6.500%, 8/15/32		15,764
25,566	Government National Mortgage Association I,
	6.500%, 8/15/32		26,869
2,925	Government National Mortgage Association I,
	6.500%, 8/15/32		3,079
21,216	Government National Mortgage Association I,
	6.500%, 9/15/32		22,413
10,463	Government National Mortgage Association I,
	6.500%, 9/15/32		11,166
28,155	Government National Mortgage Association I,
	6.500%, 9/15/32		29,590
14,615	Government National Mortgage Association I,
	6.500%, 10/15/32		15,360
20,881	Government National Mortgage Association I,
	6.500%, 11/15/32		22,665
110,115	Government National Mortgage Association I,
	6.500%, 12/15/32		119,163

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 77

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
119,482	Government National Mortgage Association I,
	6.500%, 1/15/33	$ 129,918
1,169	Government National Mortgage Association I,
	6.500%, 1/15/33	1,248
15,396	Government National Mortgage Association I,
	6.500%, 5/15/33	16,181
693	Government National Mortgage Association I,
	6.500%, 10/15/33	728
89,230	Government National Mortgage Association I,
	6.500%, 6/15/34	93,966
30,145	Government National Mortgage Association I,
	6.500%, 4/15/35	31,681
5,211	Government National Mortgage Association I,
	6.500%, 6/15/35	5,610
14,692	Government National Mortgage Association I,
	6.500%, 7/15/35	15,711
53,143	Government National Mortgage Association I,
	6.500%, 7/15/35	55,851
1,952	Government National Mortgage Association I,
	7.000%, 8/15/23	1,970
7,762	Government National Mortgage Association I,
	7.000%, 9/15/24	7,901
2,414	Government National Mortgage Association I,
	7.000%, 7/15/25	2,452
1,776	Government National Mortgage Association I,
	7.000%, 11/15/26	1,849
4,139	Government National Mortgage Association I,
	7.000%, 6/15/27	4,329
4,558	Government National Mortgage Association I,
	7.000%, 1/15/28	4,732
3,425	Government National Mortgage Association I,
	7.000%, 2/15/28	3,451
3,051	Government National Mortgage Association I,
	7.000%, 4/15/28	3,058
5,397	Government National Mortgage Association I,
	7.000%, 7/15/28	5,610
402	Government National Mortgage Association I,
	7.000%, 8/15/28	424
5,195	Government National Mortgage Association I,
	7.000%, 11/15/28	5,568
16,024	Government National Mortgage Association I,
	7.000%, 11/15/28	17,077
14,868	Government National Mortgage Association I,
	7.000%, 4/15/29	15,059

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
13,509	Government National Mortgage Association I,
	7.000%, 4/15/29	$ 13,928
15,608	Government National Mortgage Association I,
	7.000%, 5/15/29		15,743
3,678	Government National Mortgage Association I,
	7.000%, 7/15/29		3,815
28,562	Government National Mortgage Association I,
	7.000%, 11/15/29		29,820
12,273	Government National Mortgage Association I,
	7.000%, 12/15/30		13,242
244	Government National Mortgage Association I,
	7.000%, 12/15/30		244
1,322	Government National Mortgage Association I,
	7.000%, 12/15/30		1,333
27,933	Government National Mortgage Association I,
	7.000%, 12/15/30		28,141
31,760	Government National Mortgage Association I,
	7.000%, 1/15/31		31,951
3,167	Government National Mortgage Association I,
	7.000%, 3/15/31		3,194
10,051	Government National Mortgage Association I,
	7.000%, 6/15/31		10,984
1,228	Government National Mortgage Association I,
	7.000%, 7/15/31		1,333
61,485	Government National Mortgage Association I,
	7.000%, 8/15/31		66,947
7,454	Government National Mortgage Association I,
	7.000%, 9/15/31		7,570
7,045	Government National Mortgage Association I,
	7.000%, 9/15/31		7,135
6,129	Government National Mortgage Association I,
	7.000%, 11/15/31		6,250
32,255	Government National Mortgage Association I,
	7.000%, 3/15/32		33,986
26,037	Government National Mortgage Association I,
	7.000%, 4/15/32		27,408
40,878	Government National Mortgage Association I,
	7.000%, 5/15/32		45,033
4,561	Government National Mortgage Association I,
	7.500%, 10/15/23		4,634
444	Government National Mortgage Association I,
	7.500%, 6/15/24		447
3,742	Government National Mortgage Association I,
	7.500%, 8/15/25		3,752

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 79

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
893	Government National Mortgage Association I,
	7.500%, 9/15/25	$ 921
2,903	Government National Mortgage Association I,
	7.500%, 2/15/27	2,932
10,672	Government National Mortgage Association I,
	7.500%, 3/15/27	11,261
18,472	Government National Mortgage Association I,
	7.500%, 10/15/27	19,331
9,434	Government National Mortgage Association I,
	7.500%, 6/15/29	9,930
4,565	Government National Mortgage Association I,
	7.500%, 8/15/29	4,577
7,762	Government National Mortgage Association I,
	7.500%, 9/15/29	7,783
11,867	Government National Mortgage Association I,
	7.500%, 2/15/31	12,080
10,711	Government National Mortgage Association I,
	7.500%, 2/15/31	10,741
4,774	Government National Mortgage Association I,
	7.500%, 3/15/31	4,851
11,607	Government National Mortgage Association I,
	7.500%, 12/15/31	11,849
1,592	Government National Mortgage Association I,
	7.750%, 2/15/30	1,601
148,425	Government National Mortgage Association II,
	3.500%, 3/20/45	145,648
267,626	Government National Mortgage Association II,
	3.500%, 4/20/45	264,783
549,312	Government National Mortgage Association II,
	3.500%, 4/20/45	542,655
171,849	Government National Mortgage Association II,
	3.500%, 4/20/45	169,765
640,016	Government National Mortgage Association II,
	3.500%, 3/20/46	633,195
1,964,569	Government National Mortgage Association II,
	4.000%, 7/20/44	1,982,636
77,349	Government National Mortgage Association II,
	4.000%, 9/20/44	78,056
474,932	Government National Mortgage Association II,
	4.000%, 10/20/44	479,300
1,430,468	Government National Mortgage Association II,
	4.000%, 10/20/46	1,443,628
933,531	Government National Mortgage Association II,
	4.000%, 2/20/48	938,745

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,156,722	Government National Mortgage Association II,
	4.000%, 4/20/48	$ 1,163,121
19,482	Government National Mortgage Association II,
	4.500%, 12/20/34	20,393
98,993	Government National Mortgage Association II,
	4.500%, 1/20/35	103,568
16,986	Government National Mortgage Association II,
	4.500%, 3/20/35	17,779
375,169	Government National Mortgage Association II,
	4.500%, 9/20/41	392,850
1,331,677	Government National Mortgage Association II,
	4.500%, 9/20/44	1,383,616
503,654	Government National Mortgage Association II,
	4.500%, 10/20/44	527,968
1,016,257	Government National Mortgage Association II,
	4.500%, 11/20/44	1,066,405
1,128,774	Government National Mortgage Association II,
	4.500%, 2/20/48	1,164,072
70,416	Government National Mortgage Association II,
	5.500%, 3/20/34	76,060
57,216	Government National Mortgage Association II,
	5.500%, 4/20/34	61,799
37,883	Government National Mortgage Association II,
	5.500%, 10/20/37	39,302
54,170	Government National Mortgage Association II,
	5.750%, 6/20/33	56,535
15,479	Government National Mortgage Association II,
	5.900%, 1/20/28	16,217
26,797	Government National Mortgage Association II,
	5.900%, 7/20/28	27,880
6,727	Government National Mortgage Association II,
	6.000%, 10/20/31	7,240
33,608	Government National Mortgage Association II,
	6.000%, 1/20/33	36,802
36,760	Government National Mortgage Association II,
	6.000%, 10/20/33	40,247
21,520	Government National Mortgage Association II,
	6.000%, 6/20/34	23,557
55,474	Government National Mortgage Association II,
	6.450%, 1/20/33	57,272
1,847	Government National Mortgage Association II,
	6.500%, 1/20/24	1,867
13,619	Government National Mortgage Association II,
	6.500%, 8/20/28	14,332

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 81

Schedule of Investments | 6/30/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
670	Government National Mortgage Association II,
	6.500%, 2/20/29	$ 709
247	Government National Mortgage Association II,
	6.500%, 3/20/29		260
8,323	Government National Mortgage Association II,
	6.500%, 4/20/29		8,782
4,465	Government National Mortgage Association II,
	6.500%, 4/20/31		4,763
3,214	Government National Mortgage Association II,
	6.500%, 6/20/31		3,439
15,636	Government National Mortgage Association II,
	6.500%, 10/20/32		16,938
21,221	Government National Mortgage Association II,
	6.500%, 3/20/34		23,039
1,867	Government National Mortgage Association II,
	7.000%, 5/20/26		1,929
6,671	Government National Mortgage Association II,
	7.000%, 8/20/27		7,055
5,916	Government National Mortgage Association II,
	7.000%, 6/20/28		6,226
26,264	Government National Mortgage Association II,
	7.000%, 11/20/28		27,641
25,438	Government National Mortgage Association II,
	7.000%, 1/20/29		27,033
2,337	Government National Mortgage Association II,
	7.000%, 2/20/29		2,471
712	Government National Mortgage Association II,
	7.000%, 12/20/30		758
3,884	Government National Mortgage Association II,
	7.000%, 1/20/31		4,179
2,007	Government National Mortgage Association II,
	7.000%, 3/20/31		2,168
12,740	Government National Mortgage Association II,
	7.000%, 7/20/31		13,925
4,391	Government National Mortgage Association II,
	7.000%, 11/20/31		4,744
4,556	Government National Mortgage Association II,
	7.500%, 5/20/30		4,957
1,459	Government National Mortgage Association II,
	7.500%, 6/20/30		1,568
2,060	Government National Mortgage Association II,
	7.500%, 7/20/30		2,187
4,455	Government National Mortgage Association II,
	7.500%, 8/20/30		4,878
2,254	Government National Mortgage Association II,
	7.500%, 12/20/30		2,470

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Annual Report | 6/30/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
5	Government National Mortgage Association II,
	8.000%, 5/20/25	$ 5
725	Government National Mortgage Association II,
	9.000%, 11/20/24	727
222,500,000(e)	U.S. Treasury Bills, 7/5/22	222,471,200
250,000,000(e)	U.S. Treasury Bills, 7/7/22	249,969,322
15,000,000(e)	U.S. Treasury Bills, 7/12/22	14,995,417
130,000,000(e)	U.S. Treasury Bills, 7/19/22	129,931,018
151,000,000	U.S. Treasury Bills, 7/26/22	150,890,223
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $2,251,202,123)	$2,223,206,133
	SHORT TERM INVESTMENTS — 4.3% of Net Assets
	Repurchase Agreements — 0.6%
6,400,000	$6,400,000 Scotia Capital Inc., 1.50%, dated 6/30/22 plus
	accrued interest on 7/1/22 collateralized by
	$6,528,350 U.S. Treasury Bill, 12/22/22	$ 6,400,000
5,000,000	$5,000,000 RBC Dominion Securities Inc., 1.48%, dated
	6/30/22 plus accrued interest on 7/1/22
	collateralized by $5,100,274 U.S. Treasury Bill, 12/29/22	5,000,000
9,500,000	$9,500,000 Toronto-Dominion Bank, 1.48%, dated
	6/30/22 plus accrued interest on 7/1/22 collateralized by
	$9,690,084 U.S. Treasury Bond, 3.25%, 5/15/42	9,500,000
9,500,000	$9,500,000 Toronto-Dominion Bank, 1.50%, dated
	6/30/22 plus accrued interest on 7/1/22 collateralized by
	$9,690,000 Federal Home Loan Mortgage
	Corporation, 4.50%, 3/1/49-6/1/52	9,500,000
		$ 30,400,000

Shares
	Open-End Fund — 3.7%
169,025,418(m)	Dreyfus Government Cash Management, Institutional
	Shares, 1.35%	$ 169,025,418
		$ 169,025,418
	TOTAL SHORT TERM INVESTMENTS
	(Cost $199,425,418)	$ 199,425,418
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 119.9%
	(Cost $5,899,207,794)	$5,505,553,065
	OTHER ASSETS AND LIABILITIES — (19.9)%	$ (914,664,099)
	NET ASSETS — 100.0%	$4,590,888,966

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 83

Schedule of Investments | 6/30/22 (continued)

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2022, the value of these securities amounted to $1,992,795,415, or 43.4% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2022.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2022.
(c)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2022.
(e)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(h)	Consists of Revenue Bonds unless otherwise indicated.
(i)	Represents a General Obligation Bond.
(j)	Issued as participation notes.
(k)	Non-income producing security.
(l)	Issued as preference shares.
(m)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Annual Report | 6/30/22

Restricted Securities	Acquisition date	Cost	Value
Adare Re 2022	12/30/2021	$ 1,006,000	$ 1,030,275
Ailsa Re 2022	6/30/2022	1,208,550	1,208,549
Alturas Re 2019-1	12/20/2018	2,200	10,061
Alturas Re 2019-2	12/19/2018	34,018	11,532
Alturas Re 2019-3	6/26/2019	24,550	679
Alturas Re 2020-1A	12/27/2019	285,668	8,970
Alturas Re 2020-1B	1/1/2020	363,577	11,453
Alturas Re 2020-2	1/1/2020	540,698	152,720
Alturas Re 2020-3	8/3/2020	—	—
Alturas Re 2021-2	2/16/2021	206,902	—
Alturas Re 2021-3	8/16/2021	213,682	195,733
Alturas Re 2022-2	1/18/2022	3,752,400	3,908,125
Ballybunion Re 2020	12/31/2019	548,976	903,793
Ballybunion Re 2021-3	8/4/2021	2,250,000	2,281,500
Ballybunion Re 2022	3/9/2022	1,750,000	1,767,500
Bantry Re 2016	2/6/2019	120,900	120,900
Bantry Re 2019	2/1/2019	—	169,818
Bantry Re 2020	2/4/2020	—	310,864
Bantry Re 2021	1/11/2021	828,427	757,000
Bantry Re 2022	2/2/2022	4,171,573	4,315,316
Berwick Re 2018-1	1/10/2018	1,488,753	787,862
Berwick Re 2019-1	12/31/2018	870,105	870,167
Berwick Re 2020-1	9/24/2020	—	300
Berwick Re 2022	12/28/2021	4,500,000	4,633,168
Bonanza Re	3/11/2022	250,000	246,525
Caelus Re V	4/27/2017	100,000	75,000
Carnoustie Re 2020	7/16/2020	91,015	271,200
Carnoustie Re 2021	1/25/2021	62,107	87,865
Carnoustie Re 2022	1/20/2022	1,000,000	1,042,841
Commonwealth Re, Ltd.	6/15/2022	1,000,000	999,000
Denning Re 2021	7/28/2021	1,956,584	2,003,334
Dingle Re 2020	2/13/2020	—	4,463
Eden Re II	1/22/2019	6,926	150,180
Eden Re II	12/23/2019	612,222	347,520
Eden Re II	12/16/2019	210,000	113,190
Eden Re II	12/14/2018	1,728	15,395
Eden Re II	1/25/2021	2,250,000	1,874,250
Eden Re II	1/21/2022	5,200,000	5,200,000
FloodSmart Re	2/9/2021	759,375	701,550
FloodSmart Re	2/16/2021	1,250,000	1,140,875
FloodSmart Re	2/14/2022	2,000,000	1,924,000
Formby Re 2018	7/9/2018	90,889	134,263
Four Lakes Re	12/15/2021	500,000	492,300
Gamboge Re 2022	4/11/2022	4,946,117	5,084,894
Gleneagles Re 2018	12/27/2017	80,273	118,300
Gleneagles Re 2020	6/16/2020	9,838	124,929
Gleneagles Re 2021	1/13/2021	300,732	277,857
Gleneagles Re 2022	1/18/2022	1,250,000	1,267,767
Gullane Re 2018	3/26/2018	—	131,133

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 85

Schedule of Investments | 6/30/22 (continued)

Restricted Securities	Acquisition date	Cost	Value
Gullane Re 2022	2/14/2022	$ 6,000,000	$ 6,223,274
Harambee Re 2018	12/19/2017	42,461	—
Harambee Re 2019	12/20/2018	—	14,000
Harambee Re 2020	2/27/2020	16,044	102,400
Herbie Re	10/19/2020	500,000	504,250
Integrity Re, Ltd.	5/9/2022	750,000	747,000
International Bank for
Reconstruction & Development	2/28/2020	250,000	250,750
Kilimanjaro III Re, Ltd.	6/15/2022	1,000,000	999,900
Limestone Re	6/20/2018	1,101	—
Limestone Re	12/15/2016	10,856	—
Limestone Re 2020-1	12/27/2019	7,100	47,854
Limestone Re 2020-1	12/15/2016	2,400	16,176
Lion Rock Re 2019	12/17/2018	—	—
Lion Rock Re 2020	3/27/2020	—	—
Lion Rock Re 2021	3/1/2021	323,829	214,250
Long Point Re IV, Ltd.	5/13/2022	3,500,000	3,496,500
Lorenz Re 2019	6/26/2019	938,542	285,849
Lorenz Re 2020	8/11/2020	149,697	169,914
Lorenz Re 2020	8/12/2020	121,877	138,538
Matterhorn Re	1/29/2020	1,248,368	1,125,000
Matterhorn Re	12/15/2021	250,000	241,125
Matterhorn Re	3/10/2022	2,000,000	1,952,000
Matterhorn Re	3/10/2022	1,000,000	982,400
Merion Re 2018-2	12/28/2017	288,065	1,158,500
Merion Re 2021-2	12/28/2020	2,448,845	1,953,900
Merion Re 2022-1	1/25/2022	214,942	228,096
Merion Re 2022-2	3/1/2022	6,551,154	6,639,303
Northshore Re II, Ltd.	6/22/2022	750,000	750,000
Oakmont Re 2017	5/10/2017	—	29,400
Oakmont Re 2020	12/3/2020	68,457	270,824
Oakmont Re 2022	5/9/2022	4,079,641	4,216,349
Old Head Re 2022	1/6/2022	188,289	218,912
Pangaea Re 2016-2	5/31/2016	—	5,350
Pangaea Re 2018-1	12/26/2017	543,427	80,007
Pangaea Re 2018-3	5/31/2018	1,565,597	134,832
Pangaea Re 2019-1	1/9/2019	42,174	83,704
Pangaea Re 2019-3	7/25/2019	143,386	171,924
Pangaea Re 2020-1	1/21/2020	—	84,354
Pangaea Re 2020-3	9/2/2020	—	70,391
Pangaea Re 2021-1	1/19/2021	272,754	144,254
Pangaea Re 2022-1	1/11/2022	4,727,246	4,916,336
Pangaea Re 2022-3	6/15/2022	2,750,000	2,777,500
Phoenician Re	12/1/2021	1,000,000	966,500
Phoenix One Re	12/21/2020	1,250,000	1,363,750
Pine Valley Re 2022	1/12/2022	911,513	956,890
Port Royal Re 2022	6/2/2022	483,420	485,088
Sanders Re II	11/23/2021	2,754,375	2,712,875
Sector Re V	12/4/2018	258,402	161,231
Sector Re V	1/1/2020	99,999	284,746

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Annual Report | 6/30/22

Restricted Securities	Acquisition date	Cost	Value
Sector Re V	12/14/2018	$ 55,780	$ 37,281
Sector Re V	4/23/2019	600,000	449,904
Sector Re V	5/1/2019	1,914	46,287
Sector Re V	12/4/2019	200,000	569,499
Sector Re V	4/29/2020	3,490	47,338
Sector Re V	12/4/2020	3,326	167,243
Sector Re V	12/21/2020	5,986	300,998
Sector Re V	12/6/2021	500,000	511,458
Sector Re V	1/5/2022	4,199,987	4,296,238
Shadow Creek Re 2021	8/31/2021	—	7,593
Streamsong Re 2022	6/9/2022	3,695,000	3,707,740
Sussex Re 2020-1	1/21/2020	—	26,712
Sussex Re 2021-1	1/26/2021	128,376	123,375
Sutter Re	6/30/2022	1,734,250	1,748,425
Thopas Re 2019	12/21/2018	—	4,800
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	12/30/2020	—	—
Thopas Re 2022	2/15/2022	4,000,000	4,135,200
Torricelli Re 2021	7/2/2021	4,228,426	4,258,448
Vermillion Re 2022	2/22/2022	2,866,500	2,933,445
Versutus Re 2018	1/31/2018	—	2,200
Versutus Re 2019-A	1/28/2019	—	7,590
Versutus Re 2019-B	12/24/2018	—	5,205
Viribus Re 2018	12/22/2017	78,899	—
Viribus Re 2019	12/27/2018	—	48,910
Viribus Re 2020	3/12/2020	421,904	182,141
Viribus Re 2022	4/18/2022	3,000,000	3,376,800
Vitality Re X	2/3/2020	2,499,440	2,481,000
Vitality Re XI	1/31/2020	996,617	975,500
Walton Health Re 2018	6/25/2018	353,440	44,047
Walton Health Re 2019	7/18/2019	213,922	292,110
Woburn Re 2018	3/20/2018	540,666	85,359
Woburn Re 2019	1/30/2019	889,700	1,061,857
Total Restricted Securities			$127,595,815
% of Net assets			2.8%

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of
Contracts		Expiration	Notional		Unrealized
Long	Description	Date	Amount	Market Value	(Depreciation)
528	U.S. 2 Year	9/30/22	$111,517,863	$110,888,250	$ (629,613)
	Note (CBT)
3,681	U.S. 5 Year	9/30/22	417,032,755	413,192,250	(3,840,505)
	Note (CBT)
2,133	U.S. Ultra	9/21/22	336,193,083	329,215,219	(6,977,864)
	Bond (CBT)
			$864,743,701	$853,295,719	$(11,447,982)

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 87

Schedule of Investments | 6/30/22 (continued)

Number of					Unrealized
Contracts		Expiration	Notional		Appreciation
Short	Description	Date	Amount	Market Value	(Depreciation)
817	U.S. 10 Year	9/21/22	$ (97,988,281)	$ (96,840,031)	$ 1,148,250
	Note (CBT)
1,831	U.S. 10 Year	9/21/22	(236,631,885)	(233,223,625)	3,408,260
	Ultra Bond
	(CBT)
85	U.S. Long	9/21/22	(11,242,247)	(11,783,125)	(540,878)
	Bond (CBT)
			$ (345,862,413)	$ (341,846,781)	$ 4,015,632
TOTAL FUTURES CONTRACTS			$ 518,881,288	$ 511,448,938	$(7,432,350)

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Paid)	Appreciation	Value
574,160,400	Markit CDX North	Pay	5.00%	6/20/27	$(4,206,496)	$20,002,287	$15,795,791
	America High Yield
	Index Series 38
TOTAL CENTRALLY CLEARED CREDIT
DEFAULT SWAP CONTRACTS — BUY PROTECTION					$(4,206,496)	$20,002,287	$15,795,791
TOTAL SWAP CONTRACTS					$(4,206,496)	$20,002,287	$15,795,791

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Purchases and sales of securities (excluding short-term investments and in-kind redemptions) for the year ended June 30, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 251,726,805	$ 575,989,199
Other Long-Term Securities	$2,845,742,348	$2,582,889,261

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended June 30, 2022, the Fund engaged in purchases of $14,092,796. During the year ended June 30, 2022, the Fund did not engage in sales pursuant to these procedures.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Annual Report | 6/30/22

At June 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,921,969,913 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 44,775,250

Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(452,828,657)

Net unrealized depreciation	$(408,053,407)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3	– significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of June 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 20,584,664	$ —	$ 20,584,664
Asset Backed Securities	—	376,712,228	—	376,712,228
Collateralized Mortgage
Obligations	—	794,963,198	—	794,963,198
Commercial Mortgage-Backed
Securities	—	381,755,978	—	381,755,978
Corporate Bonds	—	1,264,057,023	—	1,264,057,023
Convertible Preferred Stocks	68,125,460	—	—	68,125,460
Municipal Bonds	—	39,504,858	—	39,504,858
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	1,030,275	1,030,275
Multiperil – Massachusetts	—	—	3,211,883	3,211,883
Multiperil – U.S.	—	—	5,442,344	5,442,344
Multiperil – Worldwide	—	—	6,888,979	6,888,979
Windstorm – Florida	—	—	134,263	134,263
Windstorm – U.S	—	—	7,593	7,593
Windstorm – U.S. Regional	—	—	4,516,573	4,516,573
Reinsurance Sidecars
Multiperil – U.S.	—	—	1,518,306	1,518,306
Multiperil – Worldwide	—	—	72,691,939	72,691,939
Industry Loss Warranties
Earthquakes - U.S.	—	—	2,933,445	2,933,445
Windstorm – U.S. Regional	—	—	3,707,740	3,707,740
All Other Insurance-Linked
Securities	—	25,512,475	—	25,512,475

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 89

Schedule of Investments | 6/30/22 (continued)

	Level 1	Level 2	Level 3	Total
Foreign Government Bond	$ —	$ 9,622,290	$ —	$ 9,622,290
U.S. Government and Agency
Obligations	—	2,223,206,133	—	2,223,206,133
Repurchase Agreements	—	30,400,000	—	30,400,000
Open-End Fund	169,025,418	—	—	169,025,418
Total Investments
in Securities	$ 237,150,878	$5,166,318,847	$102,083,340	$5,505,553,065
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$ (7,432,350)	$ —	$ —	$ (7,432,350)
Swap contracts, at value	—	15,795,791	—	15,795,791
Total Other
Financial Instruments	$ (7,432,350)	$ 15,795,791	$ —	$ 8,363,441

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 6/30/21	$ 112,928,295
Realized gain (loss)(1)	(1,132,416)
Changed in unrealized appreciation (depreciation)(2)	(2,803,344)
Return of capital	(58,327,844)
Purchases	86,075,458
Sales	(34,656,809)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 6/30/22	$102,083,340

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. Transfers are calculated on the beginning of period values. For the year ended June 30, 2022, there were no transfers in or out of Level 3.

Net change in unrealized (depreciation) of Level 3 investments still held and
considered Level 3 at June 30, 2022:	$(2,480,324)

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Annual Report | 6/30/22

Statement of Assets and Liabilities | 6/30/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,899,207,794)	$ 5,505,553,065
Cash	5,215,911
Foreign currencies, at value (cost $18)	18
Futures collateral	22,116,151
Swaps collateral	17,621,269
Variation margin for futures contracts	4,901,526
Variation margin for centrally cleared swap contracts	1,274,061
Swap contracts, at value (net premiums paid $4,206,496)	15,795,791
Receivables —
Investment securities sold	390,582,797
Fund shares sold	7,384,635
Dividends	146,450
Interest	22,458,141
Other assets	68,605
Total assets	$ 5,993,118,420
LIABILITIES:
Payables —
Investment securities purchased	$ 1,382,456,002
Fund shares repurchased	16,617,169
Distributions	1,035,683
Trustees’ fees	11,714
Collateral due to broker for TBA Securities	650,000
Due to affiliates	325,245
Accrued expenses	1,133,641
Total liabilities	$ 1,402,229,454
NET ASSETS:
Paid-in capital	$ 5,224,529,733
Distributable earnings (loss)	(633,640,767)
Net assets	$ 4,590,888,966
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $625,833,734/72,736,414 shares)	$ 8.60
Class C (based on $21,371,171/2,512,591 shares)	$ 8.51
Class K (based on $1,540,982,878/179,274,608 shares)	$ 8.60
Class R (based on $172,124,694/19,828,969 shares)	$ 8.68
Class Y (based on $2,230,576,489/261,958,579 shares)	$ 8.51
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.60 net asset value per share/100%-4.50%
maximum sales charge)	$ 9.01

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 91

Statement of Operations

FOR THE YEAR ENDED 6/30/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign
taxes withheld $18,745)	$ 148,004,696
Dividends from unaffiliated issuers	8,559,982
Total Investment Income		$ 156,564,678
EXPENSES:
Management fees	$ 15,738,303
Administrative expenses	1,347,706
Transfer agent fees
Class A	1,443,208
Class C	23,601
Class K	6,273
Class R	474,147
Class Y	2,894,426
Distribution fees
Class A	1,859,588
Class C	285,597
Class R	980,618
Shareowner communications expense	165,846
Custodian fees	131,068
Registration fees	209,391
Professional fees	324,148
Printing expense	99,000
Pricing fees	90,978
Trustees’ fees	274,906
Insurance expense	4,186
Miscellaneous	265,977
Total expenses		$ 26,618,967
Net investment income		$ 129,945,711
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (97,439,614)
In-kind redemption	(24,092,752)
Futures contracts	(80,220,577)
Swap contracts	49,035,617
Other assets and liabilities denominated in
foreign currencies	(401,363)	$ (153,118,689)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (581,022,376)
Futures contracts	(9,124,609)
Swap contracts	20,346,626
Other assets and liabilities denominated in
foreign currencies	103,781	$ (569,696,578)
Net realized and unrealized gain (loss) on investments		$(722,815,267)
Net decrease in net assets resulting from operations		$(592,869,556)

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Annual Report | 6/30/22

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/22	6/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 129,945,711	$ 151,061,213
Net realized gain (loss) on investments	(153,118,689)	180,034,760
Change in net unrealized appreciation
(depreciation) on investments	(569,696,578)	45,822,184
Net increase (decrease) in net assets resulting
from operations	$ (592,869,556)	$ 376,918,157
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.51 and $0.45 per share, respectively)	$ (39,380,638)	$ (40,455,616)
Class C ($0.45 and $0.39 per share, respectively)	(1,358,899)	(1,898,838)
Class K ($0.56 and $0.50 per share, respectively)	(116,418,664)	(95,007,203)
Class R ($0.49 and $0.43 per share, respectively)	(9,594,836)	(8,452,428)
Class Y ($0.55 and $0.49 per share, respectively)	(151,168,110)	(136,183,899)
Total distributions to shareowners	$ (317,921,147)	$ (281,997,984)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,803,039,268	$ 1,863,845,956
Reinvestment of distributions	277,106,443	239,263,665
Cost of shares repurchased	(2,000,598,487)	(2,316,988,069)
In-kind redemptions	(435,749,235)	—
Net decrease in net assets resulting from
Fund share transactions	$ (356,202,011)	$ (213,878,448)
Net decrease in net assets	$(1,266,992,714)	$ (118,958,275)
NET ASSETS:
Beginning of year	$ 5,857,881,680	$ 5,976,839,955
End of year	$ 4,590,888,966	$ 5,857,881,680

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 93

Statement of Changes in Net Assets

(continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/22	6/30/22	6/30/21	6/30/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	13,578,207	$ 129,550,585	24,788,446	$ 251,589,494
Reinvestment of
distributions	3,140,666	30,387,955	3,042,384	30,881,683
Less shares
repurchased	(26,002,339)	(249,150,989)	(42,016,210)	(426,624,016)
Net decrease	(9,283,466)	$ (89,212,449)	(14,185,380)	$ (144,152,839)
Class C
Shares sold	331,094	$ 3,176,654	1,152,401	$ 11,587,167
Reinvestment of
distributions	133,978	1,284,871	173,791	1,745,314
Less shares
repurchased	(1,472,085)	(13,993,199)	(3,784,019)	(37,960,275)
Net decrease	(1,007,013)	$ (9,531,674)	(2,457,827)	$ (24,627,794)
Class K
Shares sold	90,802,425	$ 873,907,041	68,751,584	$ 696,010,514
Reinvestment of
distributions	10,478,293	101,133,283	7,976,053	80,906,765
Less shares
repurchased	(68,418,693)	(645,495,421)	(73,297,035)	(742,978,320)
In-kind redemptions	(49,292,900)	(435,749,235)	—	—
Net increase
(decrease)	(16,430,875)	$ (106,204,332)	3,430,602	$ 33,938,959
Class R
Shares sold	2,274,287	$ 22,373,070	3,952,351	$ 40,359,908
Reinvestment of
distributions	978,082	9,557,049	822,200	8,422,204
Less shares
repurchased	(4,158,866)	(40,951,362)	(3,034,420)	(31,058,255)
Net increase
(decrease)	(906,497)	$ (9,021,243)	1,740,131	$ 17,723,857
Class Y
Shares sold	82,500,622	$ 774,031,918	86,070,510	$ 864,298,873
Reinvestment of
distributions	14,083,841	134,743,285	11,667,498	117,307,699
Less shares
repurchased	(112,980,605)	(1,051,007,516)	(107,311,880)	(1,078,367,203)
Net decrease	(16,396,142)	$ (142,232,313)	(9,573,872)	$ (96,760,631)

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Annual Report | 6/30/22

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18
Class A
Net asset value, beginning of period	$ 10.14	$ 9.98	$ 9.79	$ 9.45	$ 9.71
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.23	$ 0.25	$ 0.27	$ 0.26
Net realized and unrealized gain (loss) on investments	(1.22)	0.38	0.23	0.37	(0.24)
Net increase (decrease) from investment operations	$ (1.03)	$ 0.61	$ 0.48	$ 0.64	$ 0.02
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.27)	$ (0.29)	$ (0.30)	$ (0.28)
Net realized gain	(0.35)	(0.18)	—	—	—
Total distributions	$ (0.51)	$ (0.45)	$ (0.29)	$ (0.30)	$ (0.28)
Net increase (decrease) in net asset value	$ (1.54)	$ 0.16	$ 0.19	$ 0.34	$ (0.26)
Net asset value, end of period	$ 8.60	$ 10.14	$ 9.98	$ 9.79	$ 9.45
Total return (b)	(10.66)%	6.26%	5.01%	6.93%	0.14%
Ratio of net expenses to average net assets	0.79%	0.82%	0.82%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	2.02%	2.26%	2.58%	2.88%	2.71%
Portfolio turnover rate	72%	59%	71%	52%	45%
Net assets, end of period (in thousands)	$625,834	$831,595	$960,460	$979,874	$ 1,081,121
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.79%	0.82%	0.82%	0.87%	0.96%
Net investment income (loss) to average net assets	2.02%	2.26%	2.58%	2.86%	2.60%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 95

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18
Class C
Net asset value, beginning of period	$ 10.03	$ 9.87	$ 9.68	$ 9.35	$ 9.60
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.13	$ 0.17	$ 0.19	$ 0.21	$ 0.19
Net realized and unrealized gain (loss) on investments	(1.20)	0.38	0.23	0.35	(0.24)
Net increase (decrease) from investment operations	$ (1.07)	$ 0.55	$ 0.42	$ 0.56	$ (0.05)
Distributions to shareowners:
Net investment income	$ (0.10)	$ (0.21)	$ (0.23)	$ (0.23)	$ (0.20)
Net realized gain	(0.35)	(0.18)	—	—	—
Total distributions	$ (0.45)	$ (0.39)	$ (0.23)	$ (0.23)	$ (0.20)
Net increase (decrease) in net asset value	$ (1.52)	$ 0.16	$ 0.19	$ 0.33	$ (0.25)
Net asset value, end of period	$ 8.51	$ 10.03	$ 9.87	$ 9.68	$ 9.35
Total return (b)	(11.16)%	5.63%	4.38%	6.10%	(0.52)%
Ratio of net expenses to average net assets	1.43%	1.43%	1.45%	1.52%	1.60%
Ratio of net investment income (loss) to average net assets	1.36%	1.65%	1.96%	2.21%	1.96%
Portfolio turnover rate	72%	59%	71%	52%	45%
Net assets, end of period (in thousands)	$21,371	$35,295	$59,026	$62,447	$79,308

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Annual Report | 6/30/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18
Class K
Net asset value, beginning of period	$ 10.13	$ 9.98	$ 9.78	$ 9.45	$ 9.71
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.24	$ 0.28	$ 0.30	$ 0.32	$ 0.30
Net realized and unrealized gain (loss) on investments	(1.21)	0.37	0.24	0.35	(0.25)
Net increase (decrease) from investment operations	$ (0.97)	$ 0.65	$ 0.54	$ 0.67	$ 0.05
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.32)	$ (0.34)	$ (0.34)	$ (0.31)
Net realized gain	(0.35)	(0.18)	—	—	—
Total distributions	$ (0.56)	$ (0.50)	$ (0.34)	$ (0.34)	$ (0.31)
Net increase (decrease) in net asset value	$ (1.53)	$ 0.15	$ 0.20	$ 0.33	$ (0.26)
Net asset value, end of period	$ 8.60	$ 10.13	$ 9.98	$ 9.78	$ 9.45
Total return (b)	(10.12)%	6.66%	5.65%	7.28%	0.54%
Ratio of net expenses to average net assets	0.33%	0.34%	0.34%	0.37%	0.46%
Ratio of net investment income (loss) to average net assets	2.46%	2.73%	3.08%	3.37%	3.11%
Portfolio turnover rate	72%(c)	59%	71%	52%	45%
Net assets, end of period (in thousands)	$ 1,540,983	$ 1,983,399	$ 1,918,556	$ 1,273,821	$939,272

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 97

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18
Class R
Net asset value, beginning of period	$ 10.23	$ 10.07	$ 9.88	$ 9.54	$ 9.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.20	$ 0.23	$ 0.25	$ 0.24
Net realized and unrealized gain (loss) on investments	(1.23)	0.39	0.23	0.37	(0.25)
Net increase (decrease) from investment operations	$ (1.06)	$ 0.59	$ 0.46	$ 0.62	$ (0.01)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.25)	$ (0.27)	$ (0.28)	$ (0.25)
Net realized gain	(0.35)	(0.18)	—	—	—
Total distributions	$ (0.49)	$ (0.43)	$ (0.27)	$ (0.28)	$ (0.25)
Net increase (decrease) in net asset value	$ (1.55)	$ 0.16	$ 0.19	$ 0.34	$ (0.26)
Net asset value, end of period	$ 8.68	$ 10.23	$ 10.07	$ 9.88	$ 9.54
Total return (b)	(10.88)%	5.97%	4.76%	6.62%	(0.08)%
Ratio of net expenses to average net assets	1.07%	1.08%	1.08%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	1.73%	1.99%	2.33%	2.64%	2.46%
Portfolio turnover rate	72%	59%	71%	52%	45%
Net assets, end of period (in thousands)	$172,125	$212,127	$191,311	$198,457	$179,729
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.07%	1.08%	1.08%	1.12%	1.21%
Net investment income (loss) to average net assets	1.73%	1.99%	2.33%	2.62%	2.35%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Annual Report | 6/30/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18
Class Y
Net asset value, beginning of period	$ 10.04	$ 9.89	$ 9.70	$ 9.36	$ 9.62
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.26	$ 0.29	$ 0.31	$ 0.28
Net realized and unrealized gain (loss) on investments	(1.20)	0.38	0.23	0.36	(0.24)
Net increase (decrease) from investment operations	$ (0.98)	$ 0.64	$ 0.52	$ 0.67	$ 0.04
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.31)	$ (0.33)	$ (0.33)	$ (0.30)
Net realized gain	(0.35)	(0.18)	—	—	—
Total distributions	$ (0.55)	$ (0.49)	$ (0.33)	$ (0.33)	$ (0.30)
Net increase (decrease) in net asset value	$ (1.53)	$ 0.15	$ 0.19	$ 0.34	$ (0.26)
Net asset value, end of period	$ 8.51	$ 10.04	$ 9.89	$ 9.70	$ 9.36
Total return (b)	(10.34)%	6.58%	5.44%	7.30%	0.40%
Ratio of net expenses to average net assets	0.44%	0.45%	0.45%	0.49%	0.58%
Ratio of net investment income (loss) to average net assets	2.36%	2.62%	2.96%	3.26%	2.98%
Portfolio turnover rate	72%(c)	59%	71%	52%	45%
Net assets, end of period (in thousands)	$2,230,576	$2,795,466	$2,847,487	$3,053,763	$2,708,766
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.44%	0.45%	0.45%	0.49%	0.58%
Net investment income (loss) to average net assets	2.36%	2.62%	2.96%	3.26%	2.98%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/22 99

Notes to Financial Statements | 6/30/22

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of

100 Pioneer Bond Fund | Annual Report | 6/30/22

ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

On August 19, 2022, the Fund will be required to comply with new regulations adopted by the SEC governing the use of derivatives by registered investment companies ("Rule 18f-4"). Rule 18f-4 permits funds to enter into derivatives transactions (as defined in the rule) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner. Management anticipates Rule 18f-4 will not have a material impact on the Fund.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer Bond Fund | Annual Report | 6/30/22 101

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

102 Pioneer Bond Fund | Annual Report | 6/30/22

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

At June 30, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities

Pioneer Bond Fund | Annual Report | 6/30/22 103

are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At June 30, 2022, the Fund reclassified $23,499,407 to increase distributable earnings and $23,499,407 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

104 Pioneer Bond Fund | Annual Report | 6/30/22

At June 30, 2022, the Fund deferred $168,975,761 of late year short-term losses and $75,937,179 of late year long-term losses, which will be recognized by the Fund as occurring at the start of the next fiscal year ending June 30, 2023.

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$196,324,519	$215,050,752
Long-term capital gains	122,147,148	66,947,232
Total	$318,471,667	$281,997,984

The following shows the components of distributable earnings (losses) on a federal income tax basis at June 30, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 20,361,263
Other book/tax temporary differences	(1,035,683)
Net unrealized depreciation	(408,053,407)
Qualified late year loss deferral	(244,912,940)
Total	$(633,640,767)

The difference between book basis and tax basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, swaps, the tax treatment of premium and amortization and the mark to market of futures contracts.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $24,363 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Pioneer Bond Fund | Annual Report | 6/30/22 105

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

106 Pioneer Bond Fund | Annual Report | 6/30/22

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future

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sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended

108 Pioneer Bond Fund | Annual Report | 6/30/22

benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

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H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2022 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

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J. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at June 30, 2022, are disclosed in the Schedule of Investments.

K. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

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The average market value of futures contracts open during the year ended June 30, 2022, was $586,504,743. Open futures contracts outstanding at June 30, 2022, are listed in the Schedule of Investments.

L. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general

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market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2022, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended June 30, 2022, was $(17,453,179). Open credit default swap contracts at June 30, 2022, are listed in the Schedule of Investments.

M. When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

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2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.40% of the Fund’s average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund’s average daily net assets, 0.30% of the next $1 billion of the Fund’s average daily net assets, 0.25% of the next $8 billion of the Fund’s average daily net assets, and 0.225% of the Fund’s average daily net assets over $10 billion. For the year ended June 30, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.28% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $303,694 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended June 30, 2022, the Fund paid $274,906 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $11,714.

4. Transfer Agent

For the period from July 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended June 30, 2022, such out-of-pocket expenses by class of shares were as follows:

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Shareowner Communications:
Class A	$ 80,305
Class C	5,257
Class K	33,147
Class R	1,926
Class Y	45,211
Total	$165,846

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $21,551 in distribution fees payable to the Distributor at June 30, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended June 30, 2022, CDSCs in the amount of $9,618 were paid to the Distributor.

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6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended June 30, 2022, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2022, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Swap contracts,
at value	$ —	$15,795,791	$ —	$ —	$ —
Total Value	$ —	$15,795,791	$ —	$ —	$ —

Liabilities
Net unrealized
depreciation on
futures contracts	$7,432,350	$ —	$ —	$ —	$ —
Total Value	$7,432,350	$ —	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2022 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$(80,220,577)	$ —	$ —	$ —	$ —
Swap contracts	—	49,035,617	—	—	—
Total Value	$(80,220,577)	$49,035,617	$ —	$ —	$ —

Change in Net
Unrealized
Appreciation
(Depreciation) on
Futures contracts	$ (9,124,609)	$ —	$ —	$ —	$ —
Swap contracts	—	20,346,626	—	—	—
Total Value	$ (9,124,609)	$20,346,626	$ —	$ —	$ —

8. In-Kind Redemption

In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board (the “In-Kind Redemption Procedures”), a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (“in-kind redemption”). For financial reporting purposes, the Fund recognizes gains and losses on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During

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the year ended June 30, 2022, the Fund recorded a redemption in-kind of portfolio securities and cash that was valued at $435,749,235. The in-kind redemption was effected through a pro-rata distribution of the securities and cash held by the Fund, with adjustments as permitted under the In-Kind Redemption Procedures, to the redeeming shareholder. The distribution of such securities and cash generated a realized gain of $24,092,752 for the Fund, which is reflected on the Statement of Operations.

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Pioneer Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the “Fund”), including the schedule of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
August 29, 2022

120 Pioneer Bond Fund | Annual Report | 6/30/22

Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 52%.

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Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-

122 Pioneer Bond Fund | Annual Report | 6/30/22

term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

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Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

124 Pioneer Bond Fund | Annual Report | 6/30/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008–	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior	communications and securities
	earlier retirement	Executive Vice President, The Bank of New York (financial and	processing provider for financial
	or removal.	securities services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development,	None
Trustee	Serves until a successor	BNY Mellon Investment Management (investment management
	trustee is elected or	firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005–
	earlier retirement	2018): Executive Vice President Head of Product, BNY Mellon
	or removal.	Investment Management (2007-2012); Executive Director- Product
Strategy, Mellon Asset Management (2005-2007); Executive Vice
President Head of Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm) (2000-2005); Senior
Vice President Strategic Product and Business Development,
Dreyfus Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer Bond Fund | Annual Report | 6/30/22 125

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer &	Inc. (holding company) and Carver
	trustee is elected or	Company (investment bank) (2006 – 2012); Group Head – Private	Federal Savings Bank, NA (2017 –
	earlier retirement	Finance & High Yield Capital Markets Origination, SunTrust Robinson	present); Advisory Council Member,
	or removal.	Humphrey (investment bank) (2003 – 2006); and Founder and Chief	MasterShares ETF (2016 – 2017);
		Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive Officer,
Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present);
and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

126 Pioneer Bond Fund | Annual Report | 6/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/
	retirement or removal.	Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 1996.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company) (2004 –
	earlier retirement	(investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006).

Pioneer Bond Fund | Annual Report | 6/30/22 127

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	trustee is elected or	and investment company services) (1969 – 2012); Director, BNY
	earlier retirement	International Financing Corp. (financial services) (2002 – 2012); Director,
	or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)

128 Pioneer Bond Fund | Annual Report | 6/30/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment	None
Trustee, President and Chief	Serves until a successor	management firm) (since September 2014); Director, CEO and President of
Executive Officer	trustee is elected or	Amundi Asset Management US, Inc. (since September 2014); Director,
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Bond Fund | Annual Report | 6/30/22 129

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2010. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the
Chief Financial and	the Board	Pioneer Funds from January 2021 to May 2021; and Chief of Staff,
Accounting Officer		US Investment Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (57)	Since 2000. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020;
	the Board	and Senior Fund Treasury Analyst from 2012 - 2020

130 Pioneer Bond Fund | Annual Report | 6/30/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director
	the Board	of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; Chief Compliance Officer of Amundi Distributor US,
Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti- Money	None
Anti-Money	Serves at	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	the discretion of	Financial Security of Amundi US since July 2021; Vice President, Head of
	the Board	BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole
Indosuez Wealth Management (investment management firm) (2013 – 2021)

Pioneer Bond Fund | Annual Report| 6/30/22 131

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132 Pioneer Bond Fund | Annual Report | 6/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19398-16-0822

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $72,240 payable to Ernst & Young LLP for the year ended June 30, 2022 and $67,200 for the year ended June 30, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $24,191 and $22,504 during the fiscal years ended June 30, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.  For the years ended June 30, 2022 and 2021, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $24,191 and $22,504 during the fiscal years ended June 30, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Bond Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date September 1, 2022

* Print the name and title of each signing officer under his or her signature.